United States
Securities and Exchange Commission
Washington, D.C.  20549

Form N-CSR
Certified Shareholder Report of Registered Management Investment Companies

811-7141

(Investment Company Act File Number)

Federated World Investment Series, Inc.
_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds
4000 Ericsson Drive
Warrendale, Pennsylvania 15086-7561
(Address of Principal Executive Offices)

(412) 288-1900
(Registrant's Telephone Number)

John W. McGonigle, Esquire
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779
(Name and Address of Agent for Service)
(Notices should be sent to the Agent for Service)

Date of Fiscal Year End:  11/30/08

Date of Reporting Period:  Fiscal year ended 11/30/08

Item 1.                      Reports to Stockholders

Federated
World-Class Investment Manager

Federated International High Income Fund

Established 1996

A Portfolio of Federated World Investment Series, Inc.

ANNUAL SHAREHOLDER REPORT

November 30, 2008

Class A Shares
Class B Shares
Class C Shares
Class F Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF DIRECTORS AND CORPORATION OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights - Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2008		2007	2006	2005		2004
Net Asset Value, Beginning of Period	$8.98		$9.45	$9.02	$8.69		$8.56
Income From Investment Operations:
Net investment income	0.58	[1]	0.54	0.54	0.59	[1]	0.67
Net realized and unrealized gain (loss) on investments, foreign currency transactions, futures contracts and swap contracts	(2.87)		0.01	0.65	0.34		0.20
TOTAL FROM INVESTMENT OPERATIONS	(2.29)		0.55	1.19	0.93		0.87
Less Distributions:
Distributions from net investment income	(0.44)		(0.56)	(0.54)	(0.60)		(0.74)
Distributions from net realized gain on investments, foreign currency transactions, futures contracts and swap contracts	(0.37)		(0.46)	(0.22)	--		--
Distributions from paid-in capital [2]	(0.01	) [1]	--	--	--		--
TOTAL DISTRIBUTIONS	(0.82)		(1.02)	(0.76)	(0.60)		(0.74)
Net Asset Value, End of Period	$5.87		$8.98	$9.45	$9.02		$8.69
Total Return [3]	(27.91)%		6.12%	13.83%	11.08	% [4]	10.73%

Ratios to Average Net Assets:
Net expenses	1.16%		1.16%	1.16%	1.07%		1.16%
Net investment income	7.21%		5.87%	5.82%	6.64%		7.11%
Expense waiver/reimbursement [5]	0.61%		0.36%	0.32%	0.45%		0.37%
Supplemental Data:
Net assets, end of period (000 omitted)	$53,008		$98,758	$113,935	$95,330		$66,396
Portfolio turnover	69%		70%	77%	74%		39%

1 Per share numbers have been calculated using the average shares method.

2 Represents a return of capital for federal income tax purposes.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

4 During the period, the Fund was reimbursed by an affiliated shareholder services provider, which had an impact of 0.09% on the total return.

5 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2008		2007	2006	2005	2004
Net Asset Value, Beginning of Period	$8.98		$9.45	$9.02	$8.69	$8.56
Income From Investment Operations:
Net investment income	0.52	[1]	0.47	0.48	0.51 [1]	0.61
Net realized and unrealized gain (loss) on investments, foreign currency transactions, futures contracts and swap contracts	(2.87)		0.01	0.64	0.35	0.19
TOTAL FROM INVESTMENT OPERATIONS	(2.35)		0.48	1.12	0.86	0.80
Less Distributions:
Distributions from net investment income	(0.38)		(0.49)	(0.47)	(0.53)	(0.67)
Distributions from net realized gain on investments, foreign currency transactions, futures contracts and swap contracts	(0.37)		(0.46)	(0.22)	--	--
Distributions from paid-in capital [2]	(0.01	) [1]	--	--	--	--
TOTAL DISTRIBUTIONS	(0.76)		(0.95)	(0.69)	(0.53)	(0.67)
Net Asset Value, End of Period	$5.87		$8.98	$9.45	$9.02	$8.69
Total Return [3]	(28.41)%		5.31%	12.95%	10.23%	9.90%

Ratios to Average Net Assets:
Net expenses	1.91%		1.94%	1.93%	1.91%	1.91%
Net investment income	6.43%		5.08%	5.05%	5.80%	6.34%
Expense waiver/reimbursement [4]	0.61%		0.35%	0.32%	0.38%	0.37%
Supplemental Data:
Net assets, end of period (000 omitted)	$14,160		$31,624	$42,902	$57,496	$69,973
Portfolio turnover	69%		70%	77%	74%	39%

1 Per share numbers have been calculated using the average shares method.

2 Represents a return of capital for federal income tax purposes.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

4 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2008		2007	2006	2005	2004
Net Asset Value, Beginning of Period	$8.97		$9.44	$9.01	$8.68	$8.55
Income From Investment Operations:
Net investment income	0.52	[1]	0.47	0.48	0.51 [1]	0.61
Net realized and unrealized gain (loss) on investments, foreign currency transactions, futures contracts and swap contracts	(2.87)		0.01	0.64	0.35	0.19
TOTAL FROM INVESTMENT OPERATIONS	(2.35)		0.48	1.12	0.86	0.80
Less Distributions:
Distributions from net investment income	(0.38)		(0.49)	(0.47)	(0.53)	(0.67)
Distributions from net realized gain on investments, foreign currency transactions, futures contracts and swap contracts	(0.37)		(0.46)	(0.22)	--	--
Distributions from paid-in capital [2]	(0.01	) [1]	--	--	--	--
TOTAL DISTRIBUTIONS	(0.76)		(0.95)	(0.69)	(0.53)	(0.67)
Net Asset Value, End of Period	$5.86		$8.97	$9.44	$9.01	$8.68
Total Return [3]	(28.44)%		5.33%	12.97%	10.24%	9.90%

Ratios to Average Net Assets:
Net expenses	1.91%		1.93%	1.93%	1.91%	1.91%
Net investment income	6.48%		5.08%	5.07%	5.80%	6.34%
Expense waiver/reimbursement [4]	0.61%		0.36%	0.32%	0.38%	0.37%
Supplemental Data:
Net assets, end of period (000 omitted)	$14,661		$27,508	$27,979	$24,008	$19,270
Portfolio turnover	69%		70%	77%	74%	39%

1 Per share numbers have been calculated using the average shares method.

2 Represents a return of capital for federal income tax purposes.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

4 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class F Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended 11/30/2008		Period Ended 11/30/2007	[1]
Net Asset Value, Beginning of Period	$8.98		$9.23
Income From Investment Operations:
Net investment income	0.58	[2]	0.26
Net realized and unrealized loss on investments, foreign currency transactions, futures contracts and swap contracts	(2.86)		(0.25)
TOTAL FROM INVESTMENT OPERATIONS	(2.28)		0.01
Less Distributions:
Distributions from net investment income	(0.44)		(0.26)
Distributions from net realized gain on investments, foreign currency transactions, futures contracts and swap contracts	(0.37)		--
Distributions from paid-in capital [3]	(0.01	) [2]	--
TOTAL DISTRIBUTIONS	(0.82)		(0.26)
Net Asset Value, End of Period	$5.88		$8.98
Total Return [4]	(27.77)%		0.13%

Ratios to Average Net Assets:
Net expenses	1.14%		1.21	% [5]
Net investment income	7.40%		5.22	% [5]
Expense waiver/reimbursement [6]	0.61%		0.45	% [5]
Supplemental Data:
Net assets, end of period (000 omitted)	$837		$540
Portfolio turnover	69%		70	% [7]

1 Reflects operations for the period from May 31, 2007 (start of performance) to November 30, 2007.

2 Per share number has been calculated using the average shares method.

3 Represents a return of capital for federal income tax purposes.

4 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

5 Computed on an annualized basis.

6 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

7 Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended November 30, 2007.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2008 to November 30, 2008.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charge (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 6/1/2008	Ending Account Value 11/30/2008	Expenses Paid During Period [1]
Actual:
Class A Shares	$1,000	$ 724.10	$5.00
Class B Shares	$1,000	$ 721.80	$8.22
Class C Shares	$1,000	$ 721.50	$8.22
Class F Shares	$1,000	$ 725.40	$4.87
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,019.20	$5.86
Class B Shares	$1,000	$1,015.45	$9.62
Class C Shares	$1,000	$1,015.45	$9.62
Class F Shares	$1,000	$1,019.35	$5.70

1 Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.16%
Class B Shares	1.91%
Class C Shares	1.91%
Class F Shares	1.13%

Management's Discussion of Fund Performance

The fund's total return, based on net asset value, for the 12-month reporting period ended November 30, 2008, was (27.91)% for Class A Shares, (28.41)% for Class B Shares, (28.44)% for Class C Shares and (27.77)% for Class F Shares. The total return of the JPMorgan Emerging Markets Bond Index Global ("JPM - EMBIG"), 1 a broad-based securities market index, was (16.82)% for the same period. The fund's total return for the most recently completed fiscal year reflected actual cash flows, transactions costs and other expenses which were not reflected in the total return of the JPM-EMBIG.

During the 12-month reporting period, the most significant factors affecting the fund's performance relative to the JPM-EMBIG were (1) the credit quality 2 of the portfolio securities (which indicate the risk that securities will default); (2) the duration 3 of its portfolio (which indicates the portfolio's price sensitivity to interest rates); 4 and (3) the allocation of securities to local debt markets.

For purposes of the following, the discussion will focus on the performance of the fund's Class F Shares. The total return of the fund's Class F Shares consisted of 2.63% of income and (30.40)% capital depreciation in the net asset value of the shares.

1 The JPM-EMBIG is an unmanaged index tracking total returns for external currency denominated debt instruments of emerging markets: Brady bonds, loans, Eurobonds and local currency instruments. The JPM-EMBIG is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the fund's performance. The Index is unmanaged, and unlike the Fund is not affected by cashflows. It is not possible to invest directly in an index.

2 Investment-grade securities are securities that are rated at least "BBB" or unrated securities of a comparable quality. Noninvestment-grade securities are securities that are not rated at least "BBB" or unrated securities of a comparable quality. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower creditworthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increased possibilities of default.

3 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations. For purposes of this Management Discussion of Fund Performance, duration is determined using a third-party analytical system.

4 Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

MARKET OVERVIEW

The fiscal year ended November 30, 2008 can be characterized by two distinct periods; one prior to September 15, 2008 and the second period from that day forward. Until Friday, September 12, 2008, global markets 5 were adjusting to a deteriorating global economic outlook, primarily due to the downward repricing of financial assets--mainly real estate, held to a large extent by U.S. banks and financial intermediaries. The adjustment of global markets focused primarily in reduction of risk exposure to structured products and leveraged positions. During this period, global equity markets were pricing the economic slowdown across developed economies, with the possibility of decoupling by emerging economies mainly supported by resilient domestic demand and sound fundamentals. During this adjustment period, global markets experienced only marginal increase in volatility despite great uncertainty around the real size of the potential asset write-downs in the financial system and, most importantly, the U.S. policy response to credit tightening and severe market dislocation that was underway. As point of reference, for the period ended September 15, 2008, the respective index returns were as follows: Barclays Capital Global Treasury U.S. Bond Index ("U.S. Treasury") 6 up 4.7%; JPM-EMBIG: up 1.0%; JPMorgan Government Bond Index-Emerging Markets Diversified ("GBI-EM") 7 (local markets): up 3.0%; and S&P 500 Index: 8 down 15.5%. During this first period, emerging market spreads traded within a range of between 240 basis points and 360 basis points.

The second distinct period started with the bankruptcy of Lehman Brothers on Monday, September 15, 2008, after which a number of key variables came into play across all asset classes, particularly counterparty risk, capital preservation and balance sheet reduction. For the remainder of the fiscal period, these key variables drove risk reduction, deleveraging and asset repricing across all asset classes.

5 International investing involves special risks, including currency risks, increased volatility of foreign securities, political risks and differences in auditing and other financial standards. Prices of emerging markets securities can be significantly more volatile than the prices of securities in developed countries and currency risk and political risks are accentuated in emerging markets.

6 The Barclays Capital Global Treasury U.S. Bond Index includes public obligations of the U.S. Treasury that have remaining maturities of one year or more.

7 The JPMorgan Government Bond Index--Emerging Markets Diversified (GBI-EM) is a local emerging markets debt benchmark that tracks local currency government bonds issued by emerging markets. It includes 16 countries in Asia, Europe, Latin America and Middle East/Africa that provide easy access and no impediments for foreign investors.

8 The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investment cannot be made in an index.

Emerging market spreads experienced a severe adjustment to this new market dynamic and reflected the consensus view of a global recessionary economic environment, limited available credit for sovereign and corporate refinancing, and lower commodity prices. Among emerging economies, the market adjustment was more severe for those highly dependent on external financing for their financial and corporate sectors, such as Hungary, Korea, Russia and Ukraine. Although sovereign credits had lower financing needs, the higher risk premium reflected the need for host governments to provide financial support to private sectors in the form of short-term loans and, in certain cases, the International Monetary Fund ("IMF") to provide financial assistance to host governments. As a result of credit tightening and its substantial impact on developed economies, the role of multilateral institutions such as the IMF regained relevance as a source of liquidity to the global financial system.

Important to note is the strong performance of risk-free assets such as U.S. Treasuries which not only reflected flight to safety but, to some extent, the increasing demand for this asset as collateral to cover margin calls on leveraged trades.

During the period from September 15, 2008 to November 30, 2008, emerging market spreads increased markedly from 360 basis points to as high as 890 basis points, ending the reporting period at 750 basis points. At the end of the reporting period, the index returns for the asset classes mentioned above were as follows: U.S. Treasury, up 10.10%; GBI-EM (local markets), down 11.1%; and S&P 500 Index, down 38.1%.

CREDIT QUALITY

Early in the 12-month reporting period, fund management allocated, as compared to the JPM-EMBIG, more of its portfolio to countries with higher credit ratings such as Mexico and Russia, and underweight exposure to lower-rated countries like Venezuela and hedged local debt markets exposure. However, up until the end of summer, the emerging markets continued trading with a very constructive momentum benefiting primarily the lower-rated/high-beta countries.

At that time, the fund's overall strategy was revised, considering that changes in U.S. monetary policy actions and an aggressive response by the U.S. government would probably be sufficient to contain the deterioration of the financial system; and that emerging economies might be able to maintain positive growth momentum throughout the global economic slowdown. The revised strategy entailed increasing exposure mainly to Venezuela due to its strong credit metrics and above average yield.

The changes in strategic allocations, during the summer, into lower-rated countries was a negative return factor for the reporting period.

DURATION

During most of the fiscal reporting period, the fund allocated a large percentage of sovereign bonds from each country to securities with shorter duration than the equivalent sub-indices in JPM-EMBIG. With the anticipation of a substantial adjustment to global spreads and increase in volatility, the fund was positioned to be relatively insulated from significant bond price movements. This strategy was implemented in various stages during the year to adjust for periods of greater or reduced market uncertainty regarding the U.S. and global economic outlooks and expectations for monetary policy actions which typically have an immediate impact on emerging markets. The strategic decision of lower average duration was of relative positive contribution to performance as compared to the index.

LOCAL MARKETS

The fund's allocation to emerging market securities denominated in local currency was maintained during the 12-month reporting period. These investments are not represented in the JPM-EMBIG. In the early part of the fiscal year, prospects for stable economic growth and high inflation rates in countries such as Brazil and Turkey pointed to attractive real interest rates and potential appreciation of the currency. As the credit crisis unfolded, the decision was made to hedge currency exposure in anticipation of increased volatility. Because of the defensive position of the fund, mainly via hedged local debt markets exposure, performance lagged as compared to the JPM-EMBIG.

GROWTH OF A $10,000 INVESTMENT - CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated International High Income Fund (Class A Shares) (the "Fund") from November 30, 1998 to November 30, 2008, compared to the JPMorgan Emerging Markets Bond Index Global (JPM-EMBIG). 2

Average Annual Total Returns [3] for the Period Ended 11/30/2008
1 Year	(31.13)%
5 Years	0.46%
10 Years	6.23%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 4.50%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The JPM-EMBIG has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The JPM-EMBIG is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

3 Total returns quoted reflect all applicable sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated International High Income Fund (Class B Shares) (the "Fund") from November 30, 1998 to November 30, 2008, compared to the JPMorgan Emerging Markets Bond Index Global (JPM-EMBIG). 2

Average Annual Total Returns [3] for the Period Ended 11/30/2008
1 Year	(32.00)%
5 Years	0.35%
10 Years	6.09%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 5.50% as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The JPM-EMBIG has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The JPM-EMBIG is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

3 Total returns quoted reflect all applicable contingent deferred sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated International High Income Fund (Class C Shares) (the "Fund") from November 30, 1998 to November 30, 2008, compared to the JPMorgan Emerging Markets Bond Index Global (JPM-EMBIG). 2

Average Annual Total Returns [3] for the Period Ended 11/30/2008
1 Year	(29.09)%
5 Years	0.63%
10 Years	5.92%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 1.00% as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The JPM-EMBIG has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The JPM-EMBIG is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

3 Total returns quoted reflect all applicable contingent deferred sales charges.

GROWTH OF A $10,000 INVESTMENT- CLASS F SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated International High Income Fund (Class F Shares) (the "Fund") from May 31, 2007 (start of performance) to November 30, 2008, compared to the JPMorgan Emerging Markets Bond Index Global (JPM-EMBIG). 2

Average Annual Total Returns [3] for the Period Ended 11/30/2008
1 Year	(29.14)%
Start of Performance (5/31/2007)	(20.38)%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 1.00% and the 1.00% contingent deferred sales charge as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). The maximum contingent deferred sales charge is 1.00% on any redemption less than four years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The JPM-EMBIG has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The JPM-EMBIG is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

3 Total returns quoted reflect all applicable sales charges and contingent deferred sales charges as applicable.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Table

At November 30, 2008, the Fund's issuer country exposure composition was as follows:

Country	Exposure as a Percentage of Total Net Assets [1]
Brazil	24.8%
Venezuela	15.7%
Mexico	11.9%
Russia	10.7%
Turkey	10.1%
Peru	5.8%
Philippines	5.5%
Colombia	4.5%
United States	2.2%
Argentina	2.1%
El Salvador	1.2%
India	1.1%
Ecuador	1.0%
Kazakhstan	0.3%
Derivative Contracts [2]	0.1%
Cash Equivalents [3]	1.1%
Other Assets and Liabilities--Net [4]	1.9%
TOTAL	100.0%

1 This column depicts the Fund's exposure to various countries through its investment in foreign fixed-income securities. With respect to foreign corporate fixed-income securities, country allocations are based primarily on the country in which the issuing company (the "Issuer") has registered the security. However, the Fund's adviser may allocate the Issuer to a country based on other factors such as the location of the Issuer's office, the jurisdiction of the Issuer's incorporation, the location of the principal trading market for the Issuer's securities or the country from which a majority of the Issuer's revenue is derived.

2 Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including net unrealized appreciation (depreciation), value and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this report.

3 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.

4 Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

November 30, 2008

Shares or Foreign Currency Par Amount			Value in U.S. Dollars
		COMMON STOCKS--0.0%
		Cable & Wireless Television--0.0%
2,500	[1]	Satelites Mexicanos SA de CV, Class INS (IDENTIFIED COST $927,251)	$4,375
		CORPORATE BONDS--21.2%
		Banking--7.3%
$1,750,000	[2,3]	Banco Credito del Peru, Sub. Note, Series 144A, 6.95%, 11/7/2021	1,551,078
3,000,000	[2,3]	Banco Nacional de Desenvolvimento Economico e Social., Sr. Unsecd. Note, Series 144A, 6.369%, 6/16/2018	2,565,000
1,200,000	[2,3]	ICICI Bank Ltd., Note, Series 144A, 6.625%, 10/3/2012	895,847
500,000	[2,3]	Kazkommerts International BV, Company Guarantee, Series 144A, 8.00%, 11/3/2015	247,500
1,500,000	[2,3]	VTB Capital SA, Bond, Series 144A, 6.25%, 6/30/2035	740,250
		TOTAL	5,999,675
		Broadcast Radio & TV--2.6%
2,500,000		Grupo Televisa S.A., Sr. Note, 8.50%, 3/11/2032	2,142,500
		Cable & Wireless Television--0.3%
1,286,544		Satelites Mexicanos SA, Sr. Note, 10.125%, 11/30/2013	225,145
		Container & Glass Products--1.1%
1,300,000		Vitro SA, Note, 11.75%, 11/1/2013	370,500
2,000,000		Vitro SA, Sr. Unsecd. Note, 9.125%, 2/1/2017	540,000
		TOTAL	910,500
		Metals & Mining--3.1%
2,000,000		Alrosa Finance SA, Company Guarantee, 8.875%, 11/17/2014	1,173,800
1,750,000		Vale Overseas Ltd., 6.875%, 11/21/2036	1,423,800
		TOTAL	2,597,600
		Oil & Gas --5.4%
2,960,000	[2,3]	Gazprom, Note, Series 144A, 8.625%, 4/28/2034	2,205,200
2,200,000	[2,3]	Gazprom, Note, Series 144A, 9.625%, 3/1/2013	1,817,200
1,000,000	[2,3]	Transportadora de Gas de Sur S.A., Series 144A, 7.875%, 5/14/2017	485,000
		TOTAL	4,507,400
		State/Provincial--0.4%
1,000,000,000	[2,3]	Bogota Distrito Capital, Sr. Note, Series 144A, 9.75%, 7/26/2028	323,054
Foreign Currency Par Amount			Value in U.S. Dollars
		CORPORATE BONDS--continued
		Utilities--1.0%
$1,000,000	[2,3]	ISA Capital DO Brasil SA, Series 144A, 8.80%, 1/30/2017	$802,500
		TOTAL CORPORATE BONDS (IDENTIFIED COST $26,292,292)	17,508,374
		FLOATING RATE LOANS--1.3%
600,000	[4]	Carolbrl, 5.967%, 9/30/2010	543,000
500,000	[4]	National Factoring Co., 1.00%, 1/3/2009	495,625
		TOTAL FLOATING RATE LOANS (IDENTIFIED COST $1,095,555)	1,038,625
		GOVERNMENTS/AGENCIES--72.2%
		Sovereign--72.2%
1,060,000		Argentina, Government of, 12.00%, 6/19/2031	137,800
3,634,601		Argentina, Government of, Note, 8.28%, 12/31/2033	1,090,381
7,400,000		Brazil, Government of, 6.00%, 8/15/2010	5,600,484
6,275,000		Brazil, Government of, 6.00%, 1/17/2017	5,721,545
5,000,000		Brazil, Government of, Note, 10.00%, 1/1/2012	1,962,537
2,900,000		Brazil, Government of, Note, 10.00%, 1/1/2017	940,358
1,500,000		Brazil, Government of, Note, 6.00%, 5/15/2015	965,726
500,000		Colombia, Government of, 7.375%, 9/18/2037	410,575
2,000,000		Colombia, Government of, 8.25%, 12/22/2014	2,020,000
2,821,000,000		Colombia, Government of, 9.85%, 6/28/2027	985,758
1,200,000		El Salvador, Government of, Bond, 7.75%, 1/24/2023	1,020,000
7,300,000		Mexico, Government of, Note, 5.625%, 1/15/2017	6,510,140
4,276,000		Peru, Government of, 6.55%, 3/14/2037	3,254,677
3,110,000		Philippines, Government of, 9.00%, 2/15/2013	3,187,750
1,400,000		Philippines, Government of, Note, 8.25%, 1/15/2014	1,365,000
2,900,000		Republic of Ecuador, 10.00%, 8/15/2030	826,500
2,842,000	[2,3]	Russia, Government of, Unsub., Series 144A, 7.50%, 3/31/2030	2,373,212
4,354,448		Turkey, Government of, 10.00%, 2/15/2012	2,291,448
4,200,000		Turkey, Government of, 14.00%, 9/26/2012	2,262,572
5,280,000		Turkey, Government of, 6.875%, 3/17/2036	3,775,200
4,900,000		Venezuela, Government of, 10.75%, 9/19/2013	3,356,500
15,150,000		Venezuela, Government of, 9.375%, 1/13/2034	7,612,875
4,300,000		Venezuela, Government of, Note, 7.65%, 4/21/2025	2,029,600
		TOTAL GOVERNMENTS/AGENCIES (IDENTIFIED COST $83,946,603)	59,700,638
Principal Amount or Shares			Value in U.S. Dollars
		U.S. TREASURY--2.2%
		U.S. Treasury Bills--2.2%
$700,000		0.010%, 3/12/2009	$699,833
1,150,000		0.010%, 4/9/2009	1,149,529
		TOTAL U.S. TREASURY (IDENTIFIED COST $1,843,367)	1,849,362
		MUTUAL FUND--1.1%
945,846	[5,6]	Prime Value Obligations Fund, Institutional Shares, 2.35% (AT NET ASSET VALUE)	945,846
		TOTAL INVESTMENTS--98.0% (IDENTIFIED COST $115,050,914) [7]	81,047,220
		OTHER ASSETS AND LIABILITIES - NET--2.0% [8]	1,619,259
		TOTAL NET ASSETS--100.0%	$82,666,479

At November 30, 2008, the Fund had outstanding foreign exchange contracts as follows:

Settlement Date	Foreign Currency Units to Receive	In Exchange For	Contracts at Value	Unrealized Depreciation
Contracts Purchased:
4/29/2009	9,187,143 Yuan Renminbi	$1,428,571	$1,316,862	$(111,709)

Unrealized Depreciation on Foreign Exchange Contracts is included in "Other Assets and Liabilities - Net".

1 Non-income-producing security.

1 Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At November 30, 2008, these restricted securities amounted to $14,005,841, which represented 16.9% of total net assets.

3 Denotes a restricted security that may be resold without restriction to "qualified institutional buyers" as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Directors (the "Directors"). At November 30, 2008, these liquid restricted securities amounted to $14,005,841, which represented 16.9% of total net assets.

4 The rate shown represents a weighted average coupon rate on settled positions at year end. Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.

5 Affiliated company.

6 7-Day net yield.

7 The cost of investments for federal tax purposes amounts to $115,973,543.

8 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at November 30, 2008.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1--quoted prices in active markets for identical securities

Level 2--other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3--significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of November 30, 2008, in valuing the Fund's assets carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1--Quoted Prices	$ 945,846	$ --
Level 2--Other Significant Observable Inputs	$ 80,101,374	(111,709)
Level 3--Significant Unobservable Inputs	--	--
TOTAL	$ 81,047,220	$(111,709)

* Other financial instruments consist of foreign exchange contracts.

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

November 30, 2008

Assets:
Total investments in securities, at value including $945,846 of investments in an affiliated issuer (Note 5) (identified cost $115,050,914)		$81,047,220
Cash		9,755
Cash denominated in foreign currencies (identified cost $441,305)		361,050
Income receivable		2,223,139
Receivable for investments sold		250,000
Receivable for shares sold		52,602
TOTAL ASSETS		83,943,766
Liabilities:
Payable for investments purchased	$640,350
Payable for shares redeemed	154,049
Income distribution payable	195,825
Payable for foreign exchange contracts	111,709
Payable for transfer and dividend disbursing agent fees and expenses	38,079
Payable for auditing fees	26,500
Payable for distribution services fee (Note 5)	17,786
Payable for shareholder services fee (Note 5)	15,482
Payable for share registration costs	18,970
Accrued expenses	58,537
TOTAL LIABILITIES		1,277,287
Net assets for 14,083,847 shares outstanding		$82,666,479
Net Assets Consist of:
Paid-in capital		$120,765,510
Net unrealized depreciation of investments and translation of assets and liabilities in foreign currency		(34,216,047)
Accumulated net realized loss on investments, swap contracts, futures contracts and foreign currency transactions		(2,786,706)
Distributions in excess of net investment income		(1,096,278)
TOTAL NET ASSETS		$82,666,479

Statement of Assets and Liabilities-continued

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($53,007,772 ÷ 9,027,878 shares outstanding), $0.001 par value, 100,000,000 shares authorized	$5.87
Offering price per share (100/95.50 of $5.87) [1]	$6.15
Redemption proceeds per share	$5.87
Class B Shares:
Net asset value per share ($14,160,311 ÷ 2,412,371 shares outstanding), $0.001 par value, 100,000,000 shares authorized	$5.87
Offering price per share	$5.87
Redemption proceeds per share (94.50/100 of $5.87) [1]	$5.55
Class C Shares:
Net asset value per share ($14,660,933 ÷ 2,501,061 shares outstanding), $0.001 par value, 100,000,000 shares authorized	$5.86
Offering price per share	$5.86
Redemption proceeds per share (99.00/100 of $5.86) [1]	$5.80
Class F Shares:
Net asset value per share ($837,463 ÷ 142,537 shares outstanding), $0.001 par value, 100,000,000 shares authorized	$5.88
Offering price per share (100/99.00 of $5.88) [1]	$5.94
Redemption proceeds per share (99.00/100 of $5.88) [1]	$5.82

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended November 30, 2008

Investment Income:
Dividends received from an affiliated issuer (Note 5)		$183,808
Interest (net of foreign taxes withheld of $5,966)		11,098,155
TOTAL INCOME		11,281,963
Expenses:
Investment adviser fee (Note 5)	$1,145,494
Administrative personnel and services fee (Note 5)	270,000
Custodian fees	95,690
Transfer and dividend disbursing agent fees and expenses	238,010
Directors'/Trustees' fees	4,620
Auditing fees	28,000
Legal fees	19,387
Portfolio accounting fees	96,827
Distribution services fee--Class B Shares (Note 5)	186,315
Distribution services fee--Class C Shares (Note 5)	175,319
Shareholder services fee--Class A Shares (Note 5)	209,300
Shareholder services fee--Class B Shares (Note 5)	62,105
Shareholder services fee--Class C Shares (Note 5)	57,511
Shareholder services fee--Class F Shares (Note 5)	2,366
Account administration fee--Class A Shares	1,279
Share registration costs	76,090
Printing and postage	57,359
Insurance premiums	3,354
Taxes	10,798
Miscellaneous	5,042
TOTAL EXPENSES	2,744,866

Statement of Operations-continued

Waivers and Reimbursements (Note 5):
Waiver/reimbursement of investment adviser fee	$(749,844)
Waiver of administrative personnel and services fee	(53,651)
Reimbursement of other operating expenses	(10,000)
TOTAL WAIVERS AND REIMBURSEMENTS		$(813,495)
Net expenses			$1,931,371
Net investment income			9,350,592
Realized and Unrealized Gain (Loss) on Investments, Swap Contracts, Futures Contracts and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions			(5,038,686)
Net realized loss on swap contracts			(834,473)
Net realized gain on futures contracts			83,919
Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency			(40,339,595)
Net change in unrealized depreciation of swap contracts			6,715
Net realized and unrealized loss on investments, swap contracts, futures contracts and foreign currency transactions			(46,122,120)
Change in net assets resulting from operations			$(36,771,528)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended November	2008	2007
Increase (Decrease) in Net Assets
Operations:
Net investment income	$9,350,592	$9,600,001
Net realized gain (loss) on investments, swap contracts, futures contracts and foreign currency transactions	(5,789,240)	8,013,791
Net change in unrealized appreciation/depreciation of investments, swap contracts, futures contracts and translation of assets and liabilities in foreign currency	(40,332,880)	(8,053,421)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(36,771,528)	9,560,371
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(4,671,521)	(6,646,246)
Class B Shares	(1,190,342)	(1,996,135)
Class C Shares	(1,103,653)	(1,531,998)
Class F Shares	(56,508)	(3,781)
Distributions from net realized gain on investments, swap contracts, futures contracts and foreign currency transactions
Class A Shares	(4,113,488)	(5,653,921)
Class B Shares	(1,262,623)	(2,010,182)
Class C Shares	(1,101,964)	(1,363,117)
Class F Shares	(40,188)	--
Distributions from paid-in capital
Class A Shares	(168,158)	--
Class B Shares	(43,048)	--
Class C Shares	(39,936)	--
Class F Shares	(2,037)	--
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(13,793,466)	(19,205,380)
Share Transactions:
Proceeds from sale of shares	24,163,794	46,431,061
Net asset value of shares issued to shareholders in payment of distributions declared	9,735,367	13,132,427
Cost of shares redeemed	(59,097,739)	(76,303,756)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(25,198,578)	(16,740,268)
Change in net assets	(75,763,572)	(26,385,277)
Net Assets:
Beginning of period	158,430,051	184,815,328
End of period (including distribution in excess of net investment income of $(1,096,278) and $(7,824), respectively)	$82,666,479	$158,430,051

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

November 30, 2008

1. ORGANIZATION

Federated World Investment Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Corporation consists of three portfolios. The financial statements included herein are only those of Federated International High Income Fund (the "Fund"). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Class F Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The primary investment objective of the Fund is to seek a high level of current income. The Fund has a secondary objective of capital appreciation.

Effective May 31, 2007, the Fund began to offer Class F Shares.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Directors.
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price on their principal exchange or market.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Directors.
  Shares of other mutual funds are valued based upon their reported NAVs.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Directors have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities and mortgage-backed securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Directors.

The Directors also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Directors have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Directors.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as account administration, distribution services and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. The Fund adopted the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes" on December 1, 2007. As of and during the year ended November 30, 2008, the Fund did not have a liability for any unrecognized tax expenses. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of November 30, 2008, tax years 2005 through 2008 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America, the state of Maryland and the commonwealth of Pennsylvania.

Withholding taxes and where appropriate, deferred withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

Other Taxes

As an open-end management investment company incorporated in the state of Maryland but domiciled in the commonwealth of Pennsylvania, the Fund is subject to the Pennsylvania Franchise Tax. This franchise tax is assessed annually on the value of the Fund, as represented by average net assets for the tax year.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Swap Contracts

Swap contracts involve two parties that agree to exchange the returns (or the differential in rates of return) earned or realized on particular predetermined investments, instruments, indices or other measures. The gross returns to be exchanged or "swapped" between parties are generally calculated with respect to a "notional amount" for a predetermined period of time. The Fund may enter into interest rate, total return, credit default, currency swaps and other swap agreements. The Fund uses credit default swaps to manage exposure to a given issuer or sector by either selling protection to increase exposure, or buying protection to reduce exposure.

The "buyer" in a credit default swap is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or the "par value," of the reference obligation in exchange for the reference obligation. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is typically determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specific valuation method, are used to calculate the settlement value. Risks may arise upon entering into swap agreements from the potential inability of the counterparties to meet the terms of their contract from unanticipated changes in the value of the swap agreement.

Upfront payments received or paid by the Fund will be reflected as an asset or liability on the Statement of Assets and Liabilities. Changes in the value of swap contracts are included in Net payable or receivable for swap contracts on the Statement of Assets and Liabilities, and periodic payments are reported as Net realized gain on swap contracts in the Statement of Operations. For the year ended November 30, 2008, the Fund had a net realized loss on swap contracts of $834,473.

At November 30, 2008, the Fund had no outstanding swap contracts.

Futures Contracts

The Fund purchases and sells financial futures contracts to manage cash flows, enhance yield and to potentially reduce transaction costs. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. For the year ended November 30, 2008, the Fund had a net realized gain on futures contracts of $83,919.

At November 30, 2008, the Fund had no outstanding futures contracts.

Foreign Exchange Contracts

The Fund may enter into foreign exchange contracts for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign exchange contracts to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

Foreign exchange contracts outstanding at period end are listed after the Fund's portfolio of investments.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Restricted Securities

Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Directors.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis.

3. CAPITAL STOCK

The following tables summarize capital stock activity:

Year Ended November 30	2008		2007
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	2,312,024	$18,994,197	3,929,706	$35,937,638
Shares issued to shareholders in payment of distributions declared	828,447	6,804,756	1,018,109	9,241,230
Shares redeemed	(5,109,700)	(39,338,181)	(6,004,140)	(54,195,626)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(1,969,229)	$(13,539,228)	(1,056,325)	$(9,016,758)

Year Ended November 30	2008		2007
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	205,540	$1,691,342	403,424	$3,688,262
Shares issued to shareholders in payment of distributions declared	192,412	1,588,929	263,043	2,388,765
Shares redeemed	(1,507,652)	(11,741,726)	(1,684,130)	(15,317,413)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(1,109,700)	$(8,461,455)	(1,017,663)	$(9,240,386)

Year Ended November 30	2008		2007
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	328,488	$2,689,994	687,800	$6,249,602
Shares issued to shareholders in payment of distributions declared	151,533	1,248,053	165,278	1,498,654
Shares redeemed	(1,045,794)	(7,883,740)	(749,434)	(6,770,119)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(565,773)	$(3,945,693)	103,644	$978,137

	Year Ended 11/30/2008		Period Ended 11/30/2007 [1]
Class F Shares:	Shares	Amount	Shares	Amount
Shares sold	90,691	$788,261	62,014	$555,559
Shares issued to shareholders in payment of distributions declared	11,518	93,629	423	3,778
Shares redeemed	(19,797)	(134,092)	(2,312)	(20,598)
NET CHANGE RESULTING FROM CLASS F SHARE TRANSACTIONS	82,412	$747,798	60,125	$538,739
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(3,562,290)	$(25,198,578)	(1,910,219)	$(16,740,268)

1 Reflects operations from May 31, 2007 (start of performance) to November 30, 2007.

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for foreign exchange realized gains/losses, swap income reclassifications and discount accretion/premium amortization on debt securities.

For the year ended November 30, 2008, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$4	$(3,417,022)	$3,417,018

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2008 and 2007, was as follows:

	2008	2007
Ordinary income [1]	$10,679,630	$14,048,214
Long-term capital gains	$ 2,860,658	$ 5,157,166
Return of capital	$ 253,178	$ --

1 For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

As of November 30, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$(646,955)
Net unrealized depreciation	$(35,263,373)
Capital loss carryforwards	$(2,188,703)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable in part to differing treatments for the deferral of losses on wash sales, discount accretion/premium amortization on debt securities, defaulted bonds and inflation adjustments on foreign TIPS.

At November 30, 2008, the cost of investments for federal tax purposes was $115,973,543. The net unrealized depreciation of investments for federal tax purposes excluding any unrealized depreciation resulting from changes in foreign currency exchange rates was $34,926,323. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $5,996 and net unrealized depreciation from investments for those securities having an excess of cost over value of $34,932,319.

At November 30, 2008, the Fund had a capital loss carryforward of $2,188,703 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire in 2016.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.85% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended November 30, 2008, the Adviser voluntarily waived $745,565 of its fee and voluntarily reimbursed $10,000 of the operating expenses.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended November 30, 2008, the net fee paid to FAS was 0.161% of average daily net assets of the Fund. The Fund currently accrues the minimum administrative fee; therefore the fee as a percentage of average aggregate daily net assets is greater than the amounts presented in the chart above. FAS waived $53,651 of its fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class B Shares	0.75%
Class C Shares	0.75%

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended November 30, 2008, FSC retained $20,513 of fees paid by the Fund.

On November 15, 2007, the Directors approved an amendment to the Plan to reduce the distribution services fee for the Fund's Class A Shares from 0.25% to 0.05%. The amendment to the Plan became effective for the Fund's Class A Shares on January 31, 2008. For the year ended November 30, 2008, the Fund's Class A Shares did not incur a distribution services fee.

Sales Charges

For the year ended November 30, 2008, FSC retained $12,417 in sales charges from the sale of Class A Shares. FSC also retained $6,738 of contingent deferred sales charges relating to redemptions of Class A Shares, $907 relating to redemptions of Class C Shares and $700 relating to redemptions of Class F Shares. See "What Do Shares Cost?" in the Prospectus.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares, Class C Shares and Class F Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Financial intermediaries may include a company affiliated with management of Federated Investors, Inc. A financial intermediary affiliated with management of Federated Investors, Inc. received $3,742 of Service Fees for the year ended November 30, 2008. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended November 30, 2008, FSSC received $1,951 of fees paid by the Fund.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (as shown in the financial highlights) paid by the Fund's Class A Shares, Class B Shares, Class C Shares and Class F Shares (after the voluntary waivers and reimbursements) will not exceed 1.25%, 2.00%, 2.00% and 1.25%, respectively, for the fiscal year ending November 30, 2009. Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through January 31, 2010.

General

Certain of the Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended November 30, 2008, the Adviser reimbursed $4,279. Transactions with the affiliated company during the year ended November 30, 2008 were as follows:

Affiliate	Balance of Shares Held 11/30/2007	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 11/30/2008	Value	Dividend Income
Prime Value Obligations Fund, Institutional Shares	10,324,377	85,381,223	94,759,754	945,846	$945,846	$183,808

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2008, were as follows:

Purchases	$86,453,584
Sales	$115,291,574

7. CONCENTRATION OF RISK

The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

8. LINE OF CREDIT

The Fund participates in a $75,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with State Street Corporation. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.50% over the federal funds rate. As of November 30, 2008, there were no outstanding loans. During the year ended November 30, 2008, the Fund did not utilize the LOC.

9. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of November 30, 2008, there were no outstanding loans. During the year ended November 30, 2008, the program was not utilized.

10. LEGAL PROCEEDINGS

Since October 2003, Federated Investors, Inc. and related entities (collectively, "Federated") and various Federated funds ("Federated Funds") have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General ("NYAG") and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds, and their respective counsel have been defending this litigation, and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares or other adverse consequences for the Federated Funds.

11. RECENT ACCOUNTING PRONOUNCEMENTS

In March 2008, FASB released Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of adopting FAS 161 and its impact on the financial statements and the accompanying notes.

In addition, the Fund has adopted FASB Staff Position No. 133-1 and FIN 45-4, "Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45" (FAS 133). The amendments require additional disclosure relating to credit derivatives. All changes to accounting policies have been made in accordance with the amendments and incorporated for the current period.

12. FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended November 30, 2008, the amount of long-term capital gains designated by the Fund was $2,860,658.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF DIRECTORS OF FEDERATED WORLD INVESTMENT SERIES, INC. AND SHAREHOLDERS OF FEDERATED INTERNATIONAL HIGH INCOME FUND:

We have audited the accompanying statement of assets and liabilities of the Federated International High Income Fund (the "Fund"), one of the portfolios constituting Federated World Investment Series, Inc., including the portfolio of investments, as of November 30, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated International High Income Fund, a portfolio of Federated World Investment Series, Inc., at November 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Boston, Massachusetts
January 16, 2009

Board of Directors and Corporation Officers

The Board is responsible for managing the Corporation's business affairs and for exercising all the Corporation's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2008, the Corporation comprised three portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 149 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Corporation Directors and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED DIRECTORS BACKGROUND

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 DIRECTOR Began serving: January 1994	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND DIRECTOR Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT DIRECTORS BACKGROUND

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 DIRECTOR Began serving: November 1994	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 DIRECTOR Began serving: January 1994	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology at Barry University and Blessed Edmund Rice School for Pastoral Ministry.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Nicholas P. Constantakis Birth Date: September 3, 1939 DIRECTOR Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 DIRECTOR Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 DIRECTOR Began serving: January 1994	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 DIRECTOR Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
R. James Nicholson Birth Date: February 4, 1938 DIRECTOR Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.

Thomas M. O'Neill Birth Date: June 14, 1951 DIRECTOR Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank.

John S. Walsh Birth Date: November 28, 1957 DIRECTOR Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 DIRECTOR Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: January 1994	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Began serving: August 2002	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.

Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen F. Auth Birth Date: September 3, 1956 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Evaluation and Approval of Advisory
Contract - May 2008

FEDERATED INTERNATIONAL HIGH INCOME FUND (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2008. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; and different portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

For the periods ending December 31, 2007, the Fund's performance for the three-year period was at the median of the relevant peer group, and the Fund's performance fell below the median of the relevant peer group for the one-year period. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the Fund's most recently completed fiscal year, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Portfolio Holdings" link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

Federated International High Income Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31428U771
Cusip 31428U663
Cusip 31428U755
Cusip 31428U649

G01949-01 (1/09)

Federated is a registered mark of Federated Investors, Inc. 2009 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated International Small-Mid Company Fund

Established 1996

(formerly, Federated International Small Company Fund)

A Portfolio of Federated World Investment Series, Inc.

ANNUAL SHAREHOLDER REPORT

November 30, 2008

Class A Shares
Class B Shares
Class C Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLES
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF DIRECTORS AND CORPORATION OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights - Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2008		2007		2006		2005		2004
Net Asset Value, Beginning of Period	$53.10		$41.91		$32.72		$26.28		$21.50
Income From Investment Operations:
Net investment income (loss)	(0.03	) [1]	(0.11	) [1]	(0.14	) [1]	0.08	[1]	(0.10	) [1]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(26.58)		11.30		9.50		6.36		4.88
TOTAL FROM INVESTMENT OPERATIONS	(26.61)		11.19		9.36		6.44		4.78
Less Distributions:
Distributions from net investment income	--		--		(0.17)		--		--
Distributions from net realized gain on investments and foreign currency transactions	(6.22)		--		--		--		--
TOTAL DISTRIBUTIONS	(6.22)		--		(0.17)		--		--
Redemption Fees	0.00	[2]	0.00	[2]	0.00	[2]	--		0.00	[2]
Net Asset Value, End of Period	$20.27		$53.10		$41.91		$32.72		$26.28
Total Return [3]	(56.62)%		26.70	% [4,5]	28.71%		24.51%		22.23	% [5]

Ratios to Average Net Assets:
Net expenses	1.82%		1.81%		1.84%		1.88	% [6]	1.98	% [6]
Net investment income (loss)	(0.08)%		(0.22)%		(0.36)%		0.28%		(0.43)%
Expense waiver/reimbursement [7]	0.09%		0.00	% [8]	0.00	% [8]	0.00	% [8]	0.00	% [8]
Supplemental Data:
Net assets, end of period (000 omitted)	$180,093		$520,998		$341,692		$245,837		$202,836
Portfolio turnover	55%		56%		70%		79%		63%

1 Per share numbers have been calculated using the average shares method.

2 Represents less than $0.01.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

4 During the year, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.02% on the total return. (See Notes to Financial Statements, Note 10.)

5 During the years ended November 30, 2007 and 2004, the Fund was reimbursed by the Adviser, which had an impact of 0.02% and less than 0.01%, respectively, on the total returns.

6 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios are 1.88% and 1.98% after taking into account these expense reductions for the years ended November 30, 2005 and 2004, respectively.

7 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

8 Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2008		2007		2006		2005		2004
Net Asset Value, Beginning of Period	$48.75		$38.76		$30.34		$24.56		$20.24
Income From Investment Operations:
Net investment income (loss)	(0.32	) [1]	(0.40	) [1]	(0.38	) [1]	(0.14	) [1]	(0.27	) [1]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(23.98)		10.39		8.80		5.92		4.59
TOTAL FROM INVESTMENT OPERATIONS	(24.30)		9.99		8.42		5.78		4.32
Less Distributions:
Distributions from net realized gain on investments and foreign currency transactions	(6.22)		--		--		--		--
Redemption Fees	0.00	[2]	0.00	[2]	0.00	[2]	--		0.00	[2]
Net Asset Value, End of Period	$18.23		$48.75		$38.76		$30.34		$24.56
Total Return [3]	(56.98)%		25.77	% [4,5]	27.75%		23.53%		21.34	% [5]

Ratios to Average Net Assets:
Net expenses	2.58%		2.56%		2.59%		2.63	% [6]	2.73	% [6]
Net investment loss	(0.83)%		(0.89)%		(1.09)%		(0.52)%		(1.20)%
Expense waiver/reimbursement [7]	0.09%		0.00	% [8]	0.00	% [8]	0.00	% [8]	0.00	% [8]
Supplemental Data:
Net assets, end of period (000 omitted)	$18,485		$105,868		$128,181		$141,634		$169,262
Portfolio turnover	55%		56%		70%		79%		63%

1 Per share numbers have been calculated using the average shares method.

2 Represents less than $0.01.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

4 During the year, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.02% on the total return. (See Notes to Financial Statements, Note 10.)

5 During the years ended November 30, 2007 and 2004, the Fund was reimbursed by the Adviser, which had an impact of 0.02% and 0.05%, respectively, on the total returns.

6 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios are 2.63% and 2.73% after taking into account these expense reductions for the years ended November 30, 2005 and 2004, respectively.

7 This expense decrease is reflected in both the net expense and the net investment loss ratios shown above.

8 Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2008		2007		2006		2005		2004
Net Asset Value, Beginning of Period	$48.70		$38.72		$30.31		$24.53		$20.21
Income From Investment Operations:
Net investment income (loss)	(0.29	) [1]	(0.42	) [1]	(0.39	) [1]	(0.13	) [1]	(0.27	) [1]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(23.97)		10.40		8.80		5.91		4.59
TOTAL FROM INVESTMENT OPERATIONS	(24.26)		9.98		8.41		5.78		4.32
Less Distributions:
Distributions from net realized gain on investments and foreign currency transactions	(6.22)		--		--		--		--
Redemption Fees	0.00	[2]	0.00	[2]	0.00	[2]	--		0.00	[2]
Net Asset Value, End of Period	$18.22		$48.70		$38.72		$30.31		$24.53
Total Return [3]	(56.95)%		25.77	% [4,5]	27.75%		23.56	% [5]	21.38	% [5]

Ratios to Average Net Assets:
Net expenses	2.57%		2.55%		2.59%		2.63	% [6]	2.73	% [6]
Net investment loss	(0.83)%		(0.92)%		(1.10)%		(0.49)%		(1.20)%
Expense waiver/reimbursement [7]	0.09%		0.00	% [8]	0.00	% [8]	0.00	% [8]	0.00	% [8]
Supplemental Data:
Net assets, end of period (000 omitted)	$33,250		$85,229		$70,353		$56,292		$51,771
Portfolio turnover	55%		56%		70%		79%		63%

1 Per share numbers have been calculated using average shares method.

2 Represents less than $0.01.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

4 During the year, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.02% on the total return. (See Notes to Financial Statements, Note 10.)

5 During the years ended November 30, 2007, 2005 and 2004, the Fund was reimbursed by the Adviser, which had an impact of 0.02%, 0.04% and 0.05%, respectively, on the total returns.

6 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios are 2.63% and 2.73% after taking into account these expense reductions for the years ended November 30, 2005 and 2004, respectively.

7 This expense decrease is reflected in both the net expense and the net investment loss ratios shown above.

8 Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and redemption/exchange fees and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2008 to November 30, 2008.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments, or redemption/exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 6/1/2008	Ending Account Value 11/30/2008	Expenses Paid During Period [1]
Actual:
Class A Shares	$1,000	$ 440.40	$ 6.55
Class B Shares	$1,000	$ 438.50	$ 9.17
Class C Shares	$1,000	$ 438.70	$ 9.17
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,015.90	$ 9.17
Class B Shares	$1,000	$1,012.25	$12.83
Class C Shares	$1,000	$1,012.25	$12.83

1 Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.82%
Class B Shares	2.55%
Class C Shares	2.55%

Management's Discussion of Fund Performance

The fund's total returns, based on net asset value, for the fiscal year ended November 30, 2008 were (56.62)% for Class A Shares, (56.98)% for Class B Shares and (56.95)% for Class C Shares. The total return of the S&P Developed ex-U.S. Small Cap Growth Index 1 was (53.81)% for the same period. The fund's total return for the reporting period reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the Index.

The following discussion will focus on the performance of the fund's Class A Shares.

MARKET OVERVIEW

International small- and mid-cap 2 companies had an extremely challenging year of performance. The severe slowdown in global growth coupled with the acute onset of difficult credit conditions put pressure on revenues and earnings. On a regional basis, Japan had the best relative performance of all small cap regional markets (all figures in U.S. dollars with dividends for the fund's fiscal year). The S&P Japan Small Cap Growth Index 3 declined 37.04%. By comparison, the S&P Europe Small Cap Growth Index 4 slid 55.03%, while the S&P Asia Pacific ex-Japan Small Cap Growth Index 5 tumbled 66.76%.

1 The S&P Developed ex-U.S. Small Cap Growth Index was formerly known as S&P/Citigroup EMI Growth World ex-U.S. Index. The S&P Developed ex-U.S. Small Cap Growth Index is a subset of the S&P Developed Broad Market Index (BMI). The Small Cap Index covers the lowest 15% of all publicly listed equities in the BMI within a given country with float-adjusted market values of US$ 100 million or more and annual dollar value traded of at least US$ 50 million in all included countries. S&P Developed ex-U.S. Small Cap Growth Index represents approximately 3,220 small-cap companies from the developed nations in North America, Europe and Asia Pacific (excluding the United States) that exhibit strong growth characteristics. Investments cannot be made in an index.

2 International investing involves special risks including currency risk, increased volatility of foreign securities, political risks and differences in auditing and other financial standards. International small company stocks may be less liquid and subject to greater price volatility than international large company stocks.

3 The S&P Japan Small Cap Growth Index is a subset of the S&P Developed Broad Market Index (BMI). The Small Cap Index covers the lowest 15% of all publicly listed equities in the BMI within a given country with float-adjusted market values of US$ 100 million or more and annual dollar value traded of at least US$ 50 million in all included countries. The S&P Japan Small Cap Growth Index represents approximately 892 small-cap companies from Japan that exhibit strong growth characteristics. Investments cannot be made in an index.

4 The S&P Europe Small Cap Growth Index is a subset of the S&P Developed Broad Market Index (BMI). The Small Cap Index covers the lowest 15% of all publicly listed equities in the BMI within a given country with float-adjusted market values of US$ 100 million or more and annual dollar value traded of at least US$ 50 million in all included countries. S&P Europe Small Cap Growth Index represents approximately 1,261 small-cap companies from Europe that exhibit strong growth characteristics. Investments cannot be made in an index.

5 The S&P Asia Pacific ex-Japan Small Cap Growth Index is a subset of the S&P Developed Broad Market Index (BMI). The Small Cap Index covers the lowest 15% of all publicly listed equities in the BMI within a given country with float-adjusted market values of US$ 100 million or more and annual dollar value traded of at least US$ 50 million in all included countries. S&P Asia Pacific Ex-Japan Small Cap Growth Index represents approximately 718 small-cap companies from Australia, Hong Kong, New Zealand, Singapore and South Korea that exhibit strong growth characteristics. Investments cannot be made in an index.

The U.S. dollar appreciated against most foreign currencies as the credit situation resulted in a flight to quality. The Euro fell 14%, the sterling declined 25% and the Canadian dollar lost 19% against the U.S. dollar during the reporting period. The Japanese yen was the only major currency to appreciate against the U.S. dollar, gaining 17%.

FUND PERFORMANCE

Positive relative performance came from strong stock selection in the Information Technology and Materials sectors.

Individual stocks that contributed most significantly to the fund's performance (all total returns in U.S. dollars) included: Eldorado Gold Corp N (2.1% of net assets), a Canadian gold miner, which rose 23.91% during the reporting period; Shionogi & Co. (1.8% of net assets), a Japanese pharmaceutical firm, which gained 20.90% during the reporting period; and Hokuto Corp (1.9% of net assets), a Japanese mushroom producer, which lived up to its defensive characteristics and rose 20.73% during the reporting period.

The fund's relative performance was hindered by the Fund's exposure to the Industrials, Energy and Consumer Discretionary sectors.

Stocks that held back relative performance included: Umicore (no longer held at the end of the reporting period), a Belgian specialty material group, which fell 72.22% during the reporting period, Q-Cells SE (no longer held at the end of the reporting period), a German company that produces solar cells from mono- and polycrystalline silicon, which fell 75.22% during the reporting period, and Central European Media Enterprises Inc. (0.6% of net assets), a Bermuda-domiciled commercial television broadcaster that operates national private television stations in Central and Eastern Europe, which was down 85.99% during the reporting period.

GROWTH OF A $10,000 INVESTMENT - CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated International Small-Mid Company Fund (Class A Shares) (the "Fund") from November 30, 1998 to November 30, 2008 compared to the S&P Developed ex-U.S. Small Cap Growth Index. 2

Average Annual Total Returns [3] for the Period Ended 11/30/2008
1 Year	(59.01)%
5 Years	0.35%
10 Years	3.42%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 5.50%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P Developed ex-U.S. Small Cap Growth Index has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The S&P Developed ex-U.S. Small Cap Growth Index is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

3 Total returns quoted reflect all applicable sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated International Small-Mid Company Fund (Class B Shares) (the "Fund") from November 30, 1998 to November 30, 2008 compared to the S&P Developed ex-U.S. Small Cap Growth Index. 2

Average Annual Total Returns [3] for the Period Ended 11/30/2008
1 Year	(59.04)%
5 Years	0.36%
10 Years	3.38%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 5.50%, as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge on any redemption over seven years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P Developed ex-U.S. Small Cap Growth Index has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The S&P Developed ex-U.S. Small Cap Growth Index is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

3 Total returns quoted reflect all applicable contingent deferred sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated International Small-Mid Company Fund (Class C Shares) (the "Fund") from November 30, 1998 to November 30, 2008 compared to the S&P Developed ex-U.S. Small Cap Growth Index. 2

Average Annual Total Returns [3] for the Period Ended 11/30/2008
1 Year	(57.33)%
5 Years	0.74%
10 Years	3.23%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 1.00%, as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied to any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P Developed ex-U.S. Small Cap Growth Index has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The S&P Developed ex-U.S. Small Cap Growth Index is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

3 Total returns quoted reflect all applicable contingent deferred sales charges.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Tables

At November 30, 2008, the Fund's portfolio composition 1 was as follows:

Country	Percentage of Total Net Assets
Japan	18.4%
Canada	12.7%
United Kingdom	10.1%
Spain	8.3%
France	5.9%
Germany	5.6%
Netherlands	5.0%
Switzerland	5.0%
Israel	2.5%
Italy	2.3%
China	2.3%
Cayman Islands	2.3%
Norway	1.7%
Australia	1.6%
Chile	1.4%
Ireland	1.4%
Finland	1.2%
Hong Kong	1.1%
Sweden	1.0%
Singapore	0.8%
Bermuda	0.6%
Korea	0.6%
Malaysia	0.3%
Cash Equivalents [2]	10.0%
Other Assets and Liabilities--Net [3]	(2.1)%
TOTAL	100.0%

1 Country allocations are based primarily on the country in which a company is incorporated. However, the Fund's adviser may allocate a company to a country based on other factors such as location of the company's principal office, the location of the principal trading market for the company's securities or the country where a majority of the company's revenues are derived.

2 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.

3 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

At November 30, 2008, the Fund's sector classification composition 4 was as follows:

Sector Classification	Percentage of Total Net Assets
Health Care	18.0%
Information Technology	15.9%
Materials	14.1%
Industrials	13.9%
Consumer Staples	9.9%
Consumer Discretionary	9.4%
Energy	7.9%
Financials	2.0%
Utilities	1.0%
Cash Equivalents [2]	10.0%
Other Assets and Liabilities--Net [3]	(2.1)%
TOTAL	100.0%

4 Except for Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual securities assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

Portfolio of Investments

November 30, 2008

Shares			Value in U.S. Dollars
		COMMON STOCKS--92.1%
		Automobiles & Components--0.5%
100,049		Nokian Renkaat Oyj	$1,175,220
		Capital Goods--11.6%
186,254		Abengoa SA	2,720,158
48,773		Bauer AG	1,266,901
48,731		Carbone Lorraine	1,577,881
194,819		Gamesa Corporacion Tecnologica SA	3,276,494
126,247		Imtech NV	1,935,744
372,000		JGC Corp.	4,298,997
128,350		Konecranes Oyj	1,904,729
77,500		NPC, Inc.	2,921,472
31,137		Nexans SA	1,836,670
173,131	[1]	SGL Carbon AG	4,535,585
105,200		SNC-Lavalin Group, Inc.	2,961,463
		TOTAL	29,236,094
		Commercial & Professional Services--0.9%
329,377		Aggreko PLC	2,285,290
		Commercial Services & Supplies--0.5%
2,533,263		Rentokil Initial PLC	1,394,360
		Consumer Durables & Apparel--3.6%
291,443	[1]	Gildan Activewear, Inc.	4,966,189
108,900		Shimano, Inc.	4,029,161
		TOTAL	8,995,350
		Consumer Services--1.3%
13,430		MegaStudy Co. Ltd.	1,396,885
6,598,000		Raffles Education Corp. Ltd.	1,926,058
		TOTAL	3,322,943
		Diversified Financials--1.7%
341,600		Hong Kong Exchanges & Clearing Ltd.	2,702,314
76,400		TMX Group, Inc.	1,541,967
		TOTAL	4,244,281
Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Energy--7.9%
432,785		Amec PLC	$3,523,159
233,774		ERG SpA	3,168,129
58,050		Fred Olsen Energy ASA	1,640,651
101,600		Fugro NV	3,235,400
237,475		SBM Offshore NV	3,708,724
244,423	[1]	Wellstream Holdings PLC	1,458,476
941,900		Wood Group (John) PLC	3,124,765
		TOTAL	19,859,304
		Food, Beverage & Tobacco--7.6%
482,400		Davide Campari - Milano SpA	2,674,107
184,900		Hokuto Corp.	4,749,148
2,105		Lindt & Spruengli AG	4,110,414
239,000		Toyo Suisan Kaisha	5,584,706
335,800	[1]	Viterra, Inc.	2,091,620
		TOTAL	19,209,995
		Food & Staples Retailing--2.2%
85,500		Shoppers Drug Mart Corp.	3,073,629
116,800		Sugi Pharmacy Co. Ltd.	2,562,736
		TOTAL	5,636,365
		Health Care Equipment & Services--4.4%
138,605		China Medical Technologies, Inc., ADR	2,842,789
54,957		Essilor International SA	2,198,756
204,888		Getinge AB, Class B	2,459,842
204,888	[1]	Getinge AB, Rights	37,261
75,500		Terumo Corp.	3,506,920
		TOTAL	11,045,568
		Materials--14.1%
38,700		Agnico Eagle Mines Ltd.	1,457,442
190,100		Agrium, Inc.	5,997,331
340,000		Air Water, Inc.	2,828,912
947,300	[1]	Eldorado Gold Corp. Ltd.	5,399,610
3,797		Givaudan SA	2,493,498
143,878		K&S AG	6,522,232
Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Materials--continued
127,200		Kinross Gold Corp.	$1,876,200
160,200		Sociedad Quimica Y Minera de Chile, ADR	3,602,898
472,900		Yamana Gold, Inc.	2,747,549
151,950		Yara International ASA	2,530,746
		TOTAL	35,456,418
		Media--0.6%
96,997	[1]	Central European Media Enterprises Ltd., Class A	1,490,844
		Pharmaceuticals, Biotechnology & Life Sciences--13.6%
94,586	[1]	Actelion Ltd.	4,272,333
17,222	[1]	Basilea Pharmaceutica AG	1,609,666
180,430		CSL Ltd.	4,149,071
314,072		Grifols SA	5,410,117
162,900	[1]	ICON PLC, ADR	3,451,851
70,873		Ipsen SA	2,358,586
230,056	[1]	Qiagen NV	3,651,810
208,000		Shionogi and Co.	4,514,161
76,300		Shire Ltd., ADR	3,128,300
67,525		Stada Arzneimittel AG	1,841,395
		TOTAL	34,387,290
		Transportation--1.4%
8,274,100	[1]	China South Locomotive	3,490,975
		Real Estate--0.3%
2,040,600		Mah Sing Group Bhd	878,474
		Retailing--2.9%
1,716,325		Game Group PLC	4,162,161
59,830		Yamada Denki	3,106,125
		TOTAL	7,268,286
		Software & Services--12.3%
448,336	[1]	Autonomy Corp. PLC	6,473,289
21,200	[1]	Baidu.com, Inc., ADR	2,880,656
195,800		Capcom Co. Ltd.	3,981,670
375,600	[1]	Giant Interactive Group, Inc., ADR	2,287,404
Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Software & Services--continued
349,174		Indra Sistemas SA	$7,139,256
145,400		Square Enix Holdings Co. Ltd.	4,156,511
175,138	[1]	UbiSoft Entertainment SA	4,035,043
		TOTAL	30,953,829
		Technology Hardware & Equipment--3.7%
286,965	[1]	NICE-Systems Ltd., ADR	6,399,320
39,629		Neopost SA	2,833,826
		TOTAL	9,233,146
		Utilities--1.0%
130,549		Enagas	2,426,763
		TOTAL COMMON STOCKS (IDENTIFIED COST $277,987,347)	231,990,795
		MUTUAL FUND--10.0%
25,251,267	[2,3]	Prime Value Obligations Fund, Institutional Shares, 2.35% (AT NET ASSET VALUE)	25,251,267
		TOTAL INVESTMENTS--102.1% (IDENTIFIED COST $303,238,614) [4]	257,242,062
		OTHER ASSETS AND LIABILITIES - NET--(2.1)% [5]	(5,397,210)
		TOTAL NET ASSETS--100%	$251,844,852

At November 30, 2008, the Fund had outstanding foreign exchange contracts as follows:

Settlement Date	Foreign Currency Units to Receive	In Exchange For	Contracts at Value	Unrealized Depreciation
Contracts Purchased:
12/1/2008	20,940,690 Hong Kong Dollar	$2,701,815	$2,701,728	$ (87)
12/1/2008	240,230,096 Japanese Yen	$2,514,629	$2,514,182	$ (447)
12/2/2008	3,022,015 Swiss Franc	$2,495,883	$2,489,612	$(6,271)
NET UNREALIZED DEPRECIATION ON FOREIGN EXCHANGE CONTRACTS				$(6,805)

Unrealized Depreciation on Foreign Exchange Contracts is included in "Other Assets and
Liabilities - Net."

1 Non-income-producing security.

2 Affiliated company.

3 7-Day net yield.

4 The cost of investments for federal tax purposes amounts to $303,252,814.

5 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at November 30, 2008.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1--quoted prices in active markets for identical securities

Level 2--other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3--significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of November 30, 2008, in valuing the Fund's assets carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1--Quoted Prices	$ 83,448,326	$(6,805)
Level 2--Other Significant Observable Inputs	173,793,736	--
Level 3--Significant Unobservable Inputs	--	--
TOTAL	$257,242,062	$(6,805)

* Other financial instruments include foreign exchange contracts.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

November 30, 2008

Assets:
Total investments in securities, at value including $25,251,267 of investments in an affiliated issuer (Note 5) (identified cost $303,238,614)		$257,242,062
Cash		151
Cash denominated in foreign currency (identified cost $2,365,558)		2,343,870
Income receivable		341,838
Receivable for investments sold		1,786,044
Receivable for shares sold		87,530
Other assets		631,027
TOTAL ASSETS		262,432,522
Liabilities:
Payable for investments purchased	$9,836,587
Payable for shares redeemed	351,586
Payable for foreign exchange contracts	6,805
Payable for transfer and dividend disbursing agent fees and expenses	163,839
Payable for distribution services fee (Note 5)	63,931
Payable for shareholder services fee (Note 5)	10,085
Accrued expenses	154,837
TOTAL LIABILITIES		10,587,670
Net assets for 12,710,885 shares outstanding		$251,844,852
Net Assets Consist of:
Paid-in capital		$381,292,362
Net unrealized depreciation of investments and translation of assets and liabilities in foreign currency		(46,028,157)
Accumulated net realized loss on investments and foreign currency transactions		(83,355,154)
Distributions in excess of net investment income		(64,199)
TOTAL NET ASSETS		$251,844,852

Statement of Assets and Liabilities - continued

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($180,092,847 ÷ 8,886,112 shares outstanding), $0.001 par value, 100,000,000 shares authorized	$20.27
Offering price per share (100/94.50 of $20.27) [1]	$21.45
Redemption proceeds per share (98.00/100 of $20.27) [1]	$19.86
Class B Shares:
Net asset value per share ($18,484,815 ÷ 1,013,741 shares outstanding), $0.001 par value, 100,000,000 shares authorized	$18.23
Offering price per share	$18.23
Redemption proceeds per share (92.50/100 of $18.23) [1]	$16.86
Class C Shares:
Net asset value per share ($33,249,567 ÷ 1,825,086 shares outstanding), $0.001 par value, 100,000,000 shares authorized	$18.22
Offering price per share	$18.22
Redemption proceeds per share (97.00/100 of $18.22) [1]	$17.67
Institutional Shares:
Net asset value per share ($20,017,623 ÷ 985,946 shares outstanding), $0.001 par value, 100,000,000 shares authorized	$20.30
Offering price per share	$20.30
Redemption proceeds per share (98.00/100 of $20.30) [1]	$19.89

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended November 30, 2008

Investment Income:
Dividends (including $565,457 received from an affiliated issuer (Note 5) and net of foreign taxes withheld of $1,189,372)			$9,442,717
Expenses:
Investment adviser fee (Note 5)		$6,744,254
Administrative personnel and services fee (Note 5)		421,849
Custodian fees		406,286
Transfer and dividend disbursing agent fees and expenses		971,266
Directors'/Trustees' fees		9,455
Auditing fees		28,000
Legal fees		13,889
Portfolio accounting fees		87,108
Distribution services fee--Class A Shares (Note 5)		982,433
Distribution services fee--Class B Shares (Note 5)		440,587
Distribution services fee--Class C Shares (Note 5)		497,452
Shareholder services fee--Class B Shares (Note 5)		146,862
Shareholder services fee--Class C Shares (Note 5)		162,098
Account administration fee--Class C Shares		812
Share registration costs		83,682
Printing and postage		141,060
Insurance premiums		5,038
Taxes		59,101
Miscellaneous		10,703
TOTAL EXPENSES		11,211,935
Waivers and Reimbursement (Note 5):
Waiver/reimbursement of investment adviser fee	$(471,023)
Waiver of administrative personnel and services fee	(11,270)
Waiver of distribution services fee--Class A Shares	(4,000)
TOTAL WAIVERS AND REIMBURSEMENT		(486,293)
Net expenses			10,725,642
Net operating loss			(1,282,925)
Realized and Unrealized Loss on Investments and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions			(85,245,918)
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			(277,722,228)
Net realized and unrealized loss on investments and foreign currency transactions			(362,968,146)
Change in net assets resulting from operations			$(364,251,071)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended November 30	2008	2007
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(1,282,925)	$(2,833,537)
Net realized gain (loss) on investments and foreign currency transactions	(85,245,918)	102,417,877
Net increase due to reimbursement from Adviser (Note 5)	--	60,726
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	(277,722,228)	40,631,848
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(364,251,071)	140,276,914
Distributions to Shareholders:
Distributions from net realized gain on investments and foreign currency transactions
Class A Shares	(61,572,177)	--
Class B Shares	(12,923,413)	--
Class C Shares	(10,988,062)	--
Institutional Shares	--	--
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(85,483,652)	--
Share Transactions:
Proceeds from sale of shares	192,678,040	235,542,286
Net asset value of shares issued to shareholders in payment of distributions declared	70,233,622	--
Cost of shares redeemed	(273,459,252)	(204,123,770)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(10,547,590)	31,418,516
Redemption Fees	31,811	47,900
Regulatory Settlement Proceeds:
Net increase from regulatory settlement (Note 10)	--	126,912
Change in net assets	(460,250,502)	171,870,242
Net Assets:
Beginning of period	712,095,354	540,225,112
End of period (including distributions in excess of net investment income of $(64,199) and $(1,677,274), respectively)	$251,844,852	$712,095,354

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

November 30, 2008

1. ORGANIZATION

Federated World Investment Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Corporation consists of three portfolios. The financial statements included herein are only those of Federated International Small-Mid Company Fund (formerly, Federated International Small Company Fund) (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Institutional Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The financial highlights of the Institutional Shares are presented separately. The investment objective of the Fund is to provide long-term growth of capital.

Effective March 31, 2008, the Fund began offering Institutional Shares.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price on their principal exchange or market.
  Shares of other mutual funds are valued based upon their reported NAVs.
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Directors (the "Directors").
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Directors.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Directors have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities and mortgage-backed securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Directors.

The Directors also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Directors have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Directors.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as account administration, distribution services and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization/Paydown Gains and Losses

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. The Fund adopted the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes" on December 1, 2007. As of and during the year ended November 30, 2008, the Fund did not have a liability for any unrecognized tax expenses. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of November 30, 2008, tax years 2005 through 2008 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America, the state of Maryland and the commonwealth of Pennsylvania.

Withholding taxes and where appropriate, deferred withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

Other Taxes

As an open-end management investment company incorporated in the state of Maryland but domiciled in the commonwealth of Pennsylvania, the Fund is subject to the Pennsylvania Franchise Tax. This franchise tax is assessed annually on the value of the Fund, as represented by average net assets for the tax year.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign exchange contracts for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign exchange contracts to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

Foreign exchange contracts outstanding at period end are listed after the Fund's portfolio of investments.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Restricted Securities

Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Directors.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis.

3. CAPITAL STOCK

The following tables summarize capital stock activity:

Year Ended November 30	2008		2007
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	2,960,281	$119,498,935	4,095,071	$206,589,813
Shares issued to shareholders in payment of distributions declared	1,116,777	50,936,193	--	--
Shares redeemed	(5,002,609)	(190,670,299)	(2,436,208)	(120,424,901)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(925,551)	$(20,235,171)	1,658,863	$86,164,912

Year Ended November 30	2008		2007
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	108,935	$4,162,362	296,709	$13,517,624
Shares issued to shareholders in payment of distributions declared	273,758	11,314,412	--	--
Shares redeemed	(1,540,785)	(56,142,536)	(1,431,547)	(65,547,638)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(1,158,092)	$(40,665,762)	(1,134,838)	$(52,030,014)

Year Ended November 30	2008		2007
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	473,148	$16,361,774	332,883	$15,434,849
Shares issued to shareholders in payment of distributions declared	193,340	7,983,017	--	--
Shares redeemed	(591,660)	(18,871,486)	(399,511)	(18,151,231)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	74,828	$5,473,305	(66,628)	$(2,716,382)

	Period Ended 11/30/2008 [1]		Year Ended 11/30/2007
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	1,220,240	$52,654,969	--	$--
Shares redeemed	(234,294)	(7,774,931)	--	--
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	985,946	$44,880,038	--	$--
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(1,022,869)	$(10,547,590)	457,397	$31,418,516

1 Reflects operations for the period from March 31, 2008 (date of initial investment) to November 30, 2008.

Redemption Fees

The Fund imposes a 2.00% redemption fee to shareholders of the Fund's Class A Shares, Class B Shares, Class C Shares and Institutional Shares who redeem shares held for 30 days or less. Shares acquired by reinvestment of dividends or distributions of the Fund, or purchased pursuant to the Systematic Investment Program or withdrawn pursuant to the Systematic Withdrawal Program, will not be subject to the redemption fee. All redemption fees are recorded by the Fund as additions to paid-in-capital. For the year ended November 30, 2008, the redemption fees for Class A Shares, Class B Shares, Class C Shares and Institutional Shares amounted to $23,109, $3,216, $3,978 and $1,508, respectively. For the year ended November 30, 2007, the redemption fees for Class A Shares, Class B Shares and Class C Shares amounted to $33,187, $8,734 and $5,979, respectively.

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for foreign currency transactions, reclass of capital gains taxes and passive foreign investment company adjustments, and net operating losses.

For the year ended November 30, 2008, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses)
$(4,838,918)	$2,896,000	$1,942,918

Net investment income (loss), net realized gains (losses) and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2008 and 2007, was as follows:

	2008	2007
Ordinary income [1]	$11,895,943	$--
Long-term capital gains	$73,587,709	$--

1 For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

As of November 30, 2008, the components of distributable earnings on a tax basis were as follows:

Net unrealized depreciation	$(46,036,086)
Capital loss carryforwards	$(83,411,424)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to the tax deferral of losses on wash sales.

At November 30, 2008, the cost of investments for federal tax purposes was $303,252,814. The net unrealized depreciation of investments for federal tax purposes excluding any unrealized depreciation resulting from changes in foreign currency exchange rates and outstanding foreign exchange contracts was $46,010,752. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $27,449,040 and net unrealized depreciation from investments for those securities having an excess of cost over value of $73,459,792.

At November 30, 2008, the Fund had a capital loss carryforward of $83,411,424 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire in 2016.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Global Investment Management Corp. is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 1.25% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended November 30, 2008, the Adviser voluntarily waived $454,996 of its fee.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended November 30, 2008, the net fee paid to FAS was 0.076% of average daily net assets of the Fund. FAS waived $11,270 of its fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended November 30, 2008, FSC voluntarily waived $4,000 of its fee. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended November 30, 2008, FSC retained $136,035 of fees paid by the Fund.

Sales Charges

For the year ended November 30, 2008, FSC retained $37,420 in sales charges from the sale of Class A Shares. FSC also retained $604 of contingent deferred sales charges relating to redemptions of Class A Shares and $3,153 relating to redemptions of Class C Shares. See "What Do Shares Cost?" in the Prospectus.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended November 30, 2008, FSSC did not receive any fees paid by the Fund. For the year ended November 30, 2008, the Fund's Class A Shares did not incur a shareholder services fee.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (as shown in the financial highlights) paid by the Fund's Class A Shares, Class B Shares, Class C Shares and Institutional Shares (after the voluntary waivers and reimbursements) will not exceed 1.80%, 2.60%, 2.60% and 1.60%, respectively, for the fiscal year ending November 30, 2009. Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through January 31, 2010.

General

Certain of the Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

Other

For the year ended November 30, 2007, the Fund's Adviser made a contribution to the Fund of $60,726 for losses on investments inadvertently sold by the Fund.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended November 30, 2008, the Adviser reimbursed $16,027. Transactions with the affiliated company during the year ended November 30, 2008 were as follows:

Affiliate	Balance of Shares Held 11/30/2007	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 11/30/2008	Value	Dividend Income
Prime Value Obligations Fund, Institutional Shares	8,822,886	306,601,419	290,173,038	25,251,267	$25,251,267	$565,457

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations for the year ended November 30, 2008, were as follows:

Purchases	$288,259,807
Sales	$399,799,820

7. CONCENTRATION OF RISK

The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

The Fund may invest a portion of its assets in securities of companies that are deemed by the Fund's management to be classified in similar business sectors. Economic developments may have an effect on the liquidity and volatility of the portfolio securities.

8. LINE OF CREDIT

The Fund participates in a $75,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with State Street Corporation. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.50% over the federal funds rate. As of November 30, 2008, there were no outstanding loans. During the year ended November 30, 2008, the Fund did not utilize the LOC.

9. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of November 30, 2008, there were no outstanding loans. During the year ended November 30, 2008, the program was not utilized.

10. REGULATORY SETTLEMENT PROCEEDS

During the year ended November 30, 2007, the Fund received $126,912 from an unaffiliated third party in settlement of administrative proceedings involving findings by the SEC of market timing and/or late trading of mutual funds. The settlement was recorded as an increase to paid-in capital.

11. LEGAL PROCEEDINGS

Since October 2003, Federated Investors, Inc. and related entities (collectively, "Federated") and various Federated funds ("Federated Funds") have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General ("NYAG") and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds, and their respective counsel have been defending this litigation, and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares or other adverse consequences for the Federated Funds.

12. RECENT ACCOUNTING PRONOUNCEMENTS

In March 2008, FASB released Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of adopting FAS 161 and its impact on the financial statements and the accompanying notes.

13. FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended November 30, 2008, the amount of long-term capital gains designated by the Fund was $73,587,709.

For the fiscal year ended November 30, 2008, 75.75% of total ordinary dividends (including short-term capital gain) paid by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF DIRECTORS OF FEDERATED WORLD INVESTMENT SERIES, INC. AND SHAREHOLDERS OF FEDERATED INTERNATIONAL SMALL-MID COMPANY FUND:

We have audited the accompanying statement of assets and liabilities of Federated International Small-Mid Company Fund (the "Fund") (formerly, Federated International Small Company Fund), one of the portfolios constituting Federated World Investment Series, Inc., including the portfolio of investments, as of November 30, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated International Small-Mid Company Fund, a portfolio of Federated World Investment Series, Inc., at November 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Boston, Massachusetts
January 16, 2009

Board of Directors and Corporation Officers

The Board is responsible for managing the Corporation's business affairs and for exercising all the Corporation's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2008, the Corporation comprised three portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 149 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Corporation Directors and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED DIRECTORS BACKGROUND

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 DIRECTOR Began serving: January 1994	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex;
Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND DIRECTOR Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT DIRECTORS BACKGROUND

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 DIRECTOR Began serving: November 1994	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 DIRECTOR Began serving: January 1994	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology at Barry University and Blessed Edmund Rice School for Pastoral Ministry.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Nicholas P. Constantakis Birth Date: September 3, 1939 DIRECTOR Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 DIRECTOR Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 DIRECTOR Began serving: January 1994	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 DIRECTOR Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
R. James Nicholson Birth Date: February 4, 1938 DIRECTOR Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.

Thomas M. O'Neill Birth Date: June 14, 1951 DIRECTOR Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank.

John S. Walsh Birth Date: November 28, 1957 DIRECTOR Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 DIRECTOR Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: January 1994	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Began serving: August 2002	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.

Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen F. Auth Birth Date: September 3, 1956 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Evaluation and Approval of Advisory
Contract - May 2008

FEDERATED INTERNATIONAL SMALL-MID COMPANY FUND (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2008. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; and different portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

For the periods ending December 31, 2007, the Fund's performance for the one-year period was above the median of the relevant peer group, and the Fund's performance fell below the median of the relevant peer group for the three-year period. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the Fund's most recently completed fiscal year, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Portfolio Holdings" link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

Federated International Small-Mid Company Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31428U748
Cusip 31428U730
Cusip 31428U722

G01968-01 (1/09)

Federated is a registered mark of Federated Investors, Inc. 2009 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated International Small-Mid Company Fund

(formerly, Federated International Small Company Fund)

A Portfolio of Federated World Investment Series, Inc.

ANNUAL SHAREHOLDER REPORT

November 30, 2008

Institutional Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLES
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF DIRECTORS AND CORPORATION OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights

(For a Share Outstanding Throughout the Period)

Period Ended November 30	2008	[1]
Net Asset Value, Beginning of Period	$41.46
Income From Investment Operations:
Net investment income	0.05	[2]
Net realized and unrealized loss on investments and foreign currency transactions	(21.21)
TOTAL FROM INVESTMENT OPERATIONS	(21.16)
Redemption Fees	0.00	[3]
Net Asset Value, End of Period	$20.30
Total Return [4]	(51.04)%

Ratios to Average Net Assets:
Net expenses	1.55	% [5]
Net investment income	0.18	% [5]
Expense waiver/reimbursement [6]	0.09	% [5]
Supplemental Data:
Net assets, end of period (000 omitted)	$20,018
Portfolio turnover	55	% [7]

1 Reflects operations for the period from March 31, 2008 (date of initial investment) to November 30, 2008.

2 Per share number has been calculated using the average shares method.

3 Represents less than $0.01.

4 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

5 Computed on an annualized basis.

6 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

7 Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended November 30, 2008.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2008 to November 30, 2008.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 6/1/2008	Ending Account Value 11/30/2008	Expenses Paid During Period [1]
Actual	$1,000	$ 440.80	$5.58
Hypothetical (assuming a 5% return before expenses)	$1,000	$ 1,017.25	$7.82

1 Expenses are equal to the Fund's annualized net expense ratio of 1.55%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half-year period).

Management's Discussion of Fund Performance

The fund's total return for the period from March 31, 2008 (date of commencement of the Institutional Shares) to November 30, 2008 was (51.04)% for Institutional Shares. The total return of the S&P Developed ex-U.S. Small Cap Growth Index 1 was (48.40)% for the same period. The fund's total return reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the Index.

Because the fund's Institutional Shares did not have a full fiscal year of performance, the following discussion will focus on the performance of the fund's Class A shares for the fiscal year ended November 30, 2008.

MARKET OVERVIEW

International small and mid cap 2 companies had an extremely challenging year of performance. The severe slowdown in global growth coupled with the acute onset of difficult credit conditions put pressure on revenues and earnings. On a regional basis, Japan had the best relative performance of all small cap regional markets (all figures in U.S. dollars with dividends for the fund's fiscal year). The S&P Japan Small Cap Growth Index 3 declined 37.04%. By comparison, the S&P Europe Small Cap Growth Index 4 slid 55.03%, while the S&P Asia Pacific ex-Japan Small Cap Growth Index 5 tumbled 66.76%.

1 The S&P Developed ex-U.S. Small Cap Growth Index was formerly known as S&P/Citigroup EMI Growth World ex-U.S. Index. The S&P Developed ex-U.S. Small Cap Growth Index is a subset of the S&P Developed Broad Market Index (BMI). The Small Cap Index covers the lowest 15% of all publicly listed equities in the BMI within a given country with float-adjusted market values of US$ 100 million or more and annual dollar value traded of at least US$ 50 million in all included countries. S&P Developed ex-U.S. Small Cap Growth Index represents approximately 3,220 small-cap companies from the developed nations in North America, Europe and Asia Pacific (excluding the United States) that exhibit strong growth characteristics. Investments cannot be made in an index.

2 International investing involves special risks including currency risk, increased volatility of foreign securities, political risks and differences in auditing and other financial standards. International small company stocks may be less liquid and subject to greater price volatility than international large company stocks.

3 The S&P Japan Small Cap Growth Index is a subset of the S&P Developed Broad Market Index (BMI). The Small Cap Index covers the lowest 15% of all publicly listed equities in the BMI within a given country with float-adjusted market values of US$ 100 million or more and annual dollar value traded of at least US$ 50 million in all included countries. The S&P Japan Small Cap Growth Index represents approximately 892 small-cap companies from Japan that exhibit strong growth characteristics. Investments cannot be made in an index.

4 The S&P Europe Small Cap Growth Index is a subset of the S&P Developed Broad Market Index (BMI). The Small Cap Index covers the lowest 15% of all publicly listed equities in the BMI within a given country with float-adjusted market values of US$ 100 million or more and annual dollar value traded of at least US$ 50 million in all included countries. S&P Europe Small Cap Growth Index represents approximately 1,261 small-cap companies from Europe that exhibit strong growth characteristics. Investments cannot be made in an index.

5 The S&P Asia Pacific ex-Japan Small Cap Growth Index is a subset of the S&P Developed Broad Market Index (BMI). The Small Cap Index covers the lowest 15% of all publicly listed equities in the BMI within a given country with float-adjusted market values of US$ 100 million or more and annual dollar value traded of at least US$ 50 million in all included countries. S&P Asia Pacific Ex-Japan Small Cap Growth Index represents approximately 718 small-cap companies from Australia, Hong Kong, New Zealand, Singapore and South Korea that exhibit strong growth characteristics. Investments cannot be made in an index.

The U.S. dollar appreciated against most foreign currencies as the credit situation resulted in a flight to quality. The Euro fell 14%, the sterling declined 25% and the Canadian dollar lost 19% against the U.S. dollar during the reporting period. The Japanese yen was the only major currency to appreciate against the U.S. dollar, gaining 17%.

FUND PERFORMANCE

Positive relative performance came from strong stock selection in the Information Technology and Materials sectors.

Individual stocks that contributed most significantly to the fund's performance (all total returns in U.S. dollars) included: Eldorado Gold Corp N (2.1% of net assets), a Canadian gold miner, which rose 23.91% during the reporting period; Shionogi & Co. (1.8% of net assets), a Japanese pharmaceutical firm, which gained 20.90% during the reporting period; and Hokuto Corp (1.9% of net assets) a Japanese mushroom producer, which lived up to its defensive characteristics and rose 20.73% during the reporting period.

The fund's relative performance was hindered by the Fund's exposure to the Industrials, Energy and Consumer Discretionary sectors.

Stocks that held back relative performance included: Umicore (no longer held at the end of the reporting period), a Belgian specialty material group, which fell 72.22% during the reporting period, Q-Cells SE (no longer held at the end of the reporting period), a German company that produces solar cells from mono- and polycrystalline silicon, which fell 75.22% during the reporting period, and Central European Media Enterprises Inc. (0.6% of net assets), a Bermuda-domiciled commercial television broadcaster that operates national private television stations in Central and Eastern Europe, which was down 85.99% during the reporting period.

GROWTH OF A $10,000 INVESTMENT - INSTITUTIONAL SHARES

The Fund's Institutional Shares commenced operations on March 31, 2008. The Fund offers three other classes of shares: Class A Shares, Class B Shares and Class C Shares. For the period prior to commencement of operations of Institutional Shares, the performance information shown is for the Fund's Class A Shares. The performance of the Class A Shares has not been adjusted to reflect the expenses of the Institutional Shares, since the Institutional Shares have a lower expense ratio than the expense ratio of the Class A Shares. The performance of the Class A Shares has been adjusted to reflect the absence of sales charges and to remove any voluntary waiver of Fund expenses related to the Class A Shares that may have occurred during the period prior to commencement of operations of the Institutional Shares. The graph below illustrates the hypothetical investment of $10,000 1 in the Federated International Small-Mid Company Fund (Institutional Shares) (the "Fund") from November 30, 1998 to November 30, 2008 compared to the S&P Developed ex-U.S. Small Cap Growth Index. 2

Average Annual Total Returns for the Period Ended 11/30/2008
1 Year	(56.56)%
5 Years	1.52%
10 Years	4.02%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P Developed ex-U.S. Small Cap Growth Index has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The S&P Developed ex-U.S. Small Cap Growth Index is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Tables

At November 30, 2008, the Fund's portfolio composition 1 was as follows:

Country	Percentage of Total Net Assets
Japan	18.4%
Canada	12.7%
United Kingdom	10.1%
Spain	8.3%
France	5.9%
Germany	5.6%
Netherlands	5.0%
Switzerland	5.0%
Israel	2.5%
Italy	2.3%
China	2.3%
Cayman Islands	2.3%
Norway	1.7%
Australia	1.6%
Chile	1.4%
Ireland	1.4%
Finland	1.2%
Hong Kong	1.1%
Sweden	1.0%
Singapore	0.8%
Bermuda	0.6%
Korea	0.6%
Malaysia	0.3%
Cash Equivalents [2]	10.0%
Other Assets and Liabilities--Net [3]	(2.1)%
TOTAL	100.0%

1 Country allocations are based primarily on the country in which a company is incorporated. However, the Fund's adviser may allocate a company to a country based on other factors such as location of the company's principal office, the location of the principal trading market for the company's securities or the country where a majority of the company's revenues are derived.

2 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.

3 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

At November 30, 2008, the Fund's sector classification composition 4 was as follows:

Sector Classification	Percentage of Total Net Assets
Health Care	18.0%
Information Technology	15.9%
Materials	14.1%
Industrials	13.9%
Consumer Staples	9.9%
Consumer Discretionary	9.4%
Energy	7.9%
Financials	2.0%
Utilities	1.0%
Cash Equivalents [2]	10.0%
Other Assets and Liabilities--Net [3]	(2.1)%
TOTAL	100.0%

4 Except for Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual securities assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

Portfolio of Investments

November 30, 2008

Shares			Value in U.S. Dollars
		COMMON STOCKS--92.1%
		Automobiles & Components--0.5%
100,049		Nokian Renkaat Oyj	$1,175,220
		Capital Goods--11.6%
186,254		Abengoa SA	2,720,158
48,773		Bauer AG	1,266,901
48,731		Carbone Lorraine	1,577,881
194,819		Gamesa Corporacion Tecnologica SA	3,276,494
126,247		Imtech NV	1,935,744
372,000		JGC Corp.	4,298,997
128,350		Konecranes Oyj	1,904,729
77,500		NPC, Inc.	2,921,472
31,137		Nexans SA	1,836,670
173,131	[1]	SGL Carbon AG	4,535,585
105,200		SNC-Lavalin Group, Inc.	2,961,463
		TOTAL	29,236,094
		Commercial & Professional Services--0.9%
329,377		Aggreko PLC	2,285,290
		Commercial Services & Supplies--0.5%
2,533,263		Rentokil Initial PLC	1,394,360
		Consumer Durables & Apparel--3.6%
291,443	[1]	Gildan Activewear, Inc.	4,966,189
108,900		Shimano, Inc.	4,029,161
		TOTAL	8,995,350
		Consumer Services--1.3%
13,430		MegaStudy Co. Ltd.	1,396,885
6,598,000		Raffles Education Corp. Ltd.	1,926,058
		TOTAL	3,322,943
		Diversified Financials--1.7%
341,600		Hong Kong Exchanges & Clearing Ltd.	2,702,314
76,400		TMX Group, Inc.	1,541,967
		TOTAL	4,244,281
Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Energy--7.9%
432,785		Amec PLC	$3,523,159
233,774		ERG SpA	3,168,129
58,050		Fred Olsen Energy ASA	1,640,651
101,600		Fugro NV	3,235,400
237,475		SBM Offshore NV	3,708,724
244,423	[1]	Wellstream Holdings PLC	1,458,476
941,900		Wood Group (John) PLC	3,124,765
		TOTAL	19,859,304
		Food, Beverage & Tobacco--7.6%
482,400		Davide Campari - Milano SpA	2,674,107
184,900		Hokuto Corp.	4,749,148
2,105		Lindt & Spruengli AG	4,110,414
239,000		Toyo Suisan Kaisha	5,584,706
335,800	[1]	Viterra, Inc.	2,091,620
		TOTAL	19,209,995
		Food & Staples Retailing--2.2%
85,500		Shoppers Drug Mart Corp.	3,073,629
116,800		Sugi Pharmacy Co. Ltd.	2,562,736
		TOTAL	5,636,365
		Health Care Equipment & Services--4.4%
138,605		China Medical Technologies, Inc., ADR	2,842,789
54,957		Essilor International SA	2,198,756
204,888		Getinge AB, Class B	2,459,842
204,888	[1]	Getinge AB, Rights	37,261
75,500		Terumo Corp.	3,506,920
		TOTAL	11,045,568
		Materials--14.1%
38,700		Agnico Eagle Mines Ltd.	1,457,442
190,100		Agrium, Inc.	5,997,331
340,000		Air Water, Inc.	2,828,912
947,300	[1]	Eldorado Gold Corp. Ltd.	5,399,610
3,797		Givaudan SA	2,493,498
143,878		K&S AG	6,522,232
Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Materials--continued
127,200		Kinross Gold Corp.	$1,876,200
160,200		Sociedad Quimica Y Minera de Chile, ADR	3,602,898
472,900		Yamana Gold, Inc.	2,747,549
151,950		Yara International ASA	2,530,746
		TOTAL	35,456,418
		Media--0.6%
96,997	[1]	Central European Media Enterprises Ltd., Class A	1,490,844
		Pharmaceuticals, Biotechnology & Life Sciences--13.6%
94,586	[1]	Actelion Ltd.	4,272,333
17,222	[1]	Basilea Pharmaceutica AG	1,609,666
180,430		CSL Ltd.	4,149,071
314,072		Grifols SA	5,410,117
162,900	[1]	ICON PLC, ADR	3,451,851
70,873		Ipsen SA	2,358,586
230,056	[1]	Qiagen NV	3,651,810
208,000		Shionogi and Co.	4,514,161
76,300		Shire Ltd., ADR	3,128,300
67,525		Stada Arzneimittel AG	1,841,395
		TOTAL	34,387,290
		Railroads--1.4%
8,274,100	[1]	China South Locomotive	3,490,975
		Real Estate--0.3%
2,040,600		Mah Sing Group Bhd	878,474
		Retailing--2.9%
1,716,325		Game Group PLC	4,162,161
59,830		Yamada Denki	3,106,125
		TOTAL	7,268,286
		Software & Services--12.3%
448,336	[1]	Autonomy Corp. PLC	6,473,289
21,200	[1]	Baidu.com, Inc., ADR	2,880,656
195,800		Capcom Co. Ltd.	3,981,670
375,600	[1]	Giant Interactive Group, Inc., ADR	2,287,404
Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Software & Services--continued
349,174		Indra Sistemas SA	$7,139,256
145,400		Square Enix Holdings Co. Ltd.	4,156,511
175,138	[1]	UbiSoft Entertainment SA	4,035,043
		TOTAL	30,953,829
		Technology Hardware & Equipment--3.7%
286,965	[1]	NICE-Systems Ltd., ADR	6,399,320
39,629		Neopost SA	2,833,826
		TOTAL	9,233,146
		Utilities--1.0%
130,549		Enagas	2,426,763
		TOTAL COMMON STOCKS (IDENTIFIED COST $277,987,347)	231,990,795
		MUTUAL FUND--10.0%
25,251,267	[2,3]	Prime Value Obligations Fund, Institutional Shares, 2.35% (AT NET ASSET VALUE)	25,251,267
		TOTAL INVESTMENTS--102.1% (IDENTIFIED COST $303,238,614) [4]	257,242,062
		OTHER ASSETS AND LIABILITIES - NET--(2.1)% [5]	(5,397,210)
		TOTAL NET ASSETS--100%	$251,844,852

At November 30, 2008, the Fund had outstanding foreign exchange contracts as follows:

Settlement Date	Foreign Currency Units to Receive	In Exchange For	Contracts at Value	Unrealized Depreciation
Contracts Purchased:
12/1/2008	20,940,690 Hong Kong Dollar	$2,701,815	$2,701,728	$ (87)
12/1/2008	240,230,096 Japanese Yen	$2,514,629	$2,514,182	$ (447)
12/2/2008	3,022,015 Swiss Franc	$2,495,883	$2,489,612	$(6,271)
NET UNREALIZED DEPRECIATION ON FOREIGN EXCHANGE CONTRACTS				$(6,805)

Unrealized Depreciation on Foreign Exchange Contracts is included in "Other Assets and
Liabilities - Net."

1 Non-income-producing security.

2 Affiliated company.

3 7-Day net yield.

4 The cost of investments for federal tax purposes amounts to $303,252,814.

5 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at November 30, 2008.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1--quoted prices in active markets for identical securities

Level 2--other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3--significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of November 30, 2008, in valuing the Fund's assets carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1--Quoted Prices	$ 83,448,326	$(6,805)
Level 2--Other Significant Observable Inputs	173,793,736	--
Level 3--Significant Unobservable Inputs	--	--
TOTAL	$257,242,062	$(6,805)

* Other financial instruments include foreign exchange contracts.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

November 30, 2008

Assets:
Total investments in securities, at value including $25,251,267 of investments in an affiliated issuer (Note 5) (identified cost $303,238,614)		$257,242,062
Cash		151
Cash denominated in foreign currency (identified cost $2,365,558)		2,343,870
Income receivable		341,838
Receivable for investments sold		1,786,044
Receivable for shares sold		87,530
Other assets		631,027
TOTAL ASSETS		262,432,522
Liabilities:
Payable for investments purchased	$9,836,587
Payable for shares redeemed	351,586
Payable for foreign exchange contracts	6,805
Payable for transfer and dividend disbursing agent fees and expenses	163,839
Payable for distribution services fee (Note 5)	63,931
Payable for shareholder services fee (Note 5)	10,085
Accrued expenses	154,837
TOTAL LIABILITIES		10,587,670
Net assets for 12,710,885 shares outstanding		$251,844,852
Net Assets Consist of:
Paid-in capital		$381,292,362
Net unrealized depreciation of investments and translation of assets and liabilities in foreign currency		(46,028,157)
Accumulated net realized loss on investments and foreign currency transactions		(83,355,154)
Distributions in excess of net investment income		(64,199)
TOTAL NET ASSETS		$251,844,852

Statement of Assets and Liabilities - continued

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($180,092,847 ÷ 8,886,112 shares outstanding), $0.001 par value, 100,000,000 shares authorized	$20.27
Offering price per share (100/94.50 of $20.27) [1]	$21.45
Redemption proceeds per share (98.00/100 of $20.27) [1]	$19.86
Class B Shares:
Net asset value per share ($18,484,815 ÷ 1,013,741 shares outstanding), $0.001 par value, 100,000,000 shares authorized	$18.23
Offering price per share	$18.23
Redemption proceeds per share (92.50/100 of $18.23) [1]	$16.86
Class C Shares:
Net asset value per share ($33,249,567 ÷ 1,825,086 shares outstanding), $0.001 par value, 100,000,000 shares authorized	$18.22
Offering price per share	$18.22
Redemption proceeds per share (97.00/100 of $18.22) [1]	$17.67
Institutional Shares:
Net asset value per share ($20,017,623 ÷ 985,946 shares outstanding), $0.001 par value, 100,000,000 shares authorized	$20.30
Offering price per share	$20.30
Redemption proceeds per share (98.00/100 of $20.30) [1]	$19.89

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended November 30, 2008

Investment Income:
Dividends (including $565,457 received from an affiliated issuer (Note 5) and net of foreign taxes withheld of $1,189,372)			$9,442,717
Expenses:
Investment adviser fee (Note 5)		$6,744,254
Administrative personnel and services fee (Note 5)		421,849
Custodian fees		406,286
Transfer and dividend disbursing agent fees and expenses		971,266
Directors'/Trustees' fees		9,455
Auditing fees		28,000
Legal fees		13,889
Portfolio accounting fees		87,108
Distribution services fee--Class A Shares (Note 5)		982,433
Distribution services fee--Class B Shares (Note 5)		440,587
Distribution services fee--Class C Shares (Note 5)		497,452
Shareholder services fee--Class B Shares (Note 5)		146,862
Shareholder services fee--Class C Shares (Note 5)		162,098
Account administration fee--Class C Shares		812
Share registration costs		83,682
Printing and postage		141,060
Insurance premiums		5,038
Taxes		59,101
Miscellaneous		10,703
TOTAL EXPENSES		11,211,935
Waivers and Reimbursement (Note 5):
Waiver/reimbursement of investment adviser fee	$(471,023)
Waiver of administrative personnel and services fee	(11,270)
Waiver of distribution services fee--Class A Shares	(4,000)
TOTAL WAIVERS AND REIMBURSEMENT		(486,293)
Net expenses			10,725,642
Net operating loss			(1,282,925)
Realized and Unrealized Loss on Investments and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions			(85,245,918)
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			(277,722,228)
Net realized and unrealized loss on investments and foreign currency transactions			(362,968,146)
Change in net assets resulting from operations			$(364,251,071)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended November 30	2008	2007
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(1,282,925)	$(2,833,537)
Net realized gain (loss) on investments and foreign currency transactions	(85,245,918)	102,417,877
Net increase due to reimbursement from Adviser (Note 5)	--	60,726
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	(277,722,228)	40,631,848
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(364,251,071)	140,276,914
Distributions to Shareholders:
Distributions from net realized gain on investments and foreign currency transactions
Class A Shares	(61,572,177)	--
Class B Shares	(12,923,413)	--
Class C Shares	(10,988,062)	--
Institutional Shares	--	--
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(85,483,652)	--
Share Transactions:
Proceeds from sale of shares	192,678,040	235,542,286
Net asset value of shares issued to shareholders in payment of distributions declared	70,233,622	--
Cost of shares redeemed	(273,459,252)	(204,123,770)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(10,547,590)	31,418,516
Redemption Fees	31,811	47,900
Regulatory Settlement Proceeds:
Net increase from regulatory settlement (Note 10)	--	126,912
Change in net assets	(460,250,502)	171,870,242
Net Assets:
Beginning of period	712,095,354	540,225,112
End of period (including distributions in excess of net investment income of $(64,199) and $(1,677,274), respectively)	$251,844,852	$712,095,354

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

November 30, 2008

1. ORGANIZATION

Federated World Investment Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Corporation consists of three portfolios. The financial statements included herein are only those of Federated International Small-Mid Company Fund (formerly, Federated International Small Company Fund) (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Institutional Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The financial highlights of the Class A Shares, Class B Shares and Class C Shares are presented separately. The investment objective of the Fund is to provide long-term growth of capital.

Effective March 31, 2008, the Fund began offering Institutional Shares.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price on their principal exchange or market.
  Shares of other mutual funds are valued based upon their reported NAVs.
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Directors (the "Directors").
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Directors.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Directors have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities and mortgage-backed securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Directors.

The Directors also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Directors have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Directors.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as account administration, distribution services and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization/Paydown Gains and Losses

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. The Fund adopted the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes" on December 1, 2007. As of and during the year ended November 30, 2008, the Fund did not have a liability for any unrecognized tax expenses. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of November 30, 2008, tax years 2005 through 2008 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America, the state of Maryland and the commonwealth of Pennsylvania.

Withholding taxes and where appropriate, deferred withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

Other Taxes

As an open-end management investment company incorporated in the state of Maryland but domiciled in the commonwealth of Pennsylvania, the Fund is subject to the Pennsylvania Franchise Tax. This franchise tax is assessed annually on the value of the Fund, as represented by average net assets for the tax year.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign exchange contracts for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign exchange contracts to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

Foreign exchange contracts outstanding at period end are listed after the Fund's portfolio of investments.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Restricted Securities

Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Directors.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis.

3. CAPITAL STOCK

The following tables summarize capital stock activity:

Year Ended November 30	2008		2007
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	2,960,281	$119,498,935	4,095,071	$206,589,813
Shares issued to shareholders in payment of distributions declared	1,116,777	50,936,193	--	--
Shares redeemed	(5,002,609)	(190,670,299)	(2,436,208)	(120,424,901)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(925,551)	$(20,235,171)	1,658,863	$86,164,912

Year Ended November 30	2008		2007
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	108,935	$4,162,362	296,709	$13,517,624
Shares issued to shareholders in payment of distributions declared	273,758	11,314,412	--	--
Shares redeemed	(1,540,785)	(56,142,536)	(1,431,547)	(65,547,638)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(1,158,092)	$(40,665,762)	(1,134,838)	$(52,030,014)

Year Ended November 30	2008		2007
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	473,148	$16,361,774	332,883	$15,434,849
Shares issued to shareholders in payment of distributions declared	193,340	7,983,017	--	--
Shares redeemed	(591,660)	(18,871,486)	(399,511)	(18,151,231)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	74,828	$5,473,305	(66,628)	$(2,716,382)

	Period Ended 11/30/2008 [1]		Year Ended 11/30/2007
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	1,220,240	$52,654,969	--	$--
Shares redeemed	(234,294)	(7,774,931)	--	--
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	985,946	$44,880,038	--	$--
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(1,022,869)	$(10,547,590)	457,397	$31,418,516

1 Reflects operations for the period from March 31, 2008 (date of initial investment) to November 30, 2008.

Redemption Fees

The Fund imposes a 2.00% redemption fee to shareholders of the Fund's Class A Shares, Class B Shares, Class C Shares and Institutional Shares who redeem shares held for 30 days or less. Shares acquired by reinvestment of dividends or distributions of the Fund, or purchased pursuant to the Systematic Investment Program or withdrawn pursuant to the Systematic Withdrawal Program, will not be subject to the redemption fee. All redemption fees are recorded by the Fund as additions to paid-in-capital. For the year ended November 30, 2008, the redemption fees for Class A Shares, Class B Shares, Class C Shares and Institutional Shares amounted to $23,109, $3,216, $3,978 and $1,508, respectively. For the year ended November 30, 2007, the redemption fees for Class A Shares, Class B Shares and Class C Shares amounted to $33,187, $8,734 and $5,979, respectively.

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for foreign currency transactions, reclass of capital gains taxes and passive foreign investment company adjustments, and net operating losses.

For the year ended November 30, 2008, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses)
$(4,838,918)	$2,896,000	$1,942,918

Net investment income (loss), net realized gains (losses) and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2008 and 2007, was as follows:

	2008	2007
Ordinary income [1]	$11,895,943	$--
Long-term capital gains	$73,587,709	$--

1 For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

As of November 30, 2008, the components of distributable earnings on a tax basis were as follows:

Net unrealized depreciation	$(46,036,086)
Capital loss carryforwards	$(83,411,424)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to the tax deferral of losses on wash sales.

At November 30, 2008, the cost of investments for federal tax purposes was $303,252,814. The net unrealized depreciation of investments for federal tax purposes excluding any unrealized depreciation resulting from changes in foreign currency exchange rates and outstanding foreign exchange contracts was $46,010,752. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $27,449,040 and net unrealized depreciation from investments for those securities having an excess of cost over value of $73,459,792.

At November 30, 2008, the Fund had a capital loss carryforward of $83,411,424 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire in 2016.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Global Investment Management Corp. is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 1.25% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended November 30, 2008, the Adviser voluntarily waived $454,996 of its fee.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended November 30, 2008, the net fee paid to FAS was 0.076% of average daily net assets of the Fund. FAS waived $11,270 of its fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended November 30, 2008, FSC voluntarily waived $4,000 of its fee. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended November 30, 2008, FSC retained $136,035 of fees paid by the Fund.

Sales Charges

For the year ended November 30, 2008, FSC retained $37,420 in sales charges from the sale of Class A Shares. FSC also retained $604 of contingent deferred sales charges relating to redemptions of Class A Shares and $3,153 relating to redemptions of Class C Shares. See "What Do Shares Cost?" in the Prospectus.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended November 30, 2008, FSSC did not receive any fees paid by the Fund. For the year ended November 30, 2008, the Fund's Class A Shares did not incur a shareholder services fee.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (as shown in the financial highlights) paid by the Fund's Class A Shares, Class B Shares, Class C Shares and Institutional Shares (after the voluntary waivers and reimbursements) will not exceed 1.80%, 2.60%, 2.60% and 1.60%, respectively, for the fiscal year ending November 30, 2009. Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through January 31, 2010.

General

Certain of the Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

Other

For the year ended November 30, 2007, the Fund's Adviser made a contribution to the Fund of $60,726 for losses on investments inadvertently sold by the Fund.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended November 30, 2008, the Adviser reimbursed $16,027. Transactions with the affiliated company during the year ended November 30, 2008 were as follows:

Affiliate	Balance of Shares Held 11/30/2007	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 11/30/2008	Value	Dividend Income
Prime Value Obligations Fund, Institutional Shares	8,822,886	306,601,419	290,173,038	25,251,267	$25,251,267	$565,457

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations for the year ended November 30, 2008, were as follows:

Purchases	$288,259,807
Sales	$399,799,820

7. CONCENTRATION OF RISK

The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

The Fund may invest a portion of its assets in securities of companies that are deemed by the Fund's management to be classified in similar business sectors. Economic developments may have an effect on the liquidity and volatility of the portfolio securities.

8. LINE OF CREDIT

The Fund participates in a $75,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with State Street Corporation. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.50% over the federal funds rate. As of November 30, 2008, there were no outstanding loans. During the year ended November 30, 2008, the Fund did not utilize the LOC.

9. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of November 30, 2008, there were no outstanding loans. During the year ended November 30, 2008, the program was not utilized.

10. REGULATORY SETTLEMENT PROCEEDS

During the year ended November 30, 2007, the Fund received $126,912 from an unaffiliated third party in settlement of administrative proceedings involving findings by the SEC of market timing and/or late trading of mutual funds. The settlement was recorded as an increase to paid-in capital.

11. LEGAL PROCEEDINGS

Since October 2003, Federated Investors, Inc. and related entities (collectively, "Federated") and various Federated funds ("Federated Funds") have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General ("NYAG") and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds, and their respective counsel have been defending this litigation, and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares or other adverse consequences for the Federated Funds.

12. RECENT ACCOUNTING PRONOUNCEMENTS

In March 2008, FASB released Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of adopting FAS 161 and its impact on the financial statements and the accompanying notes.

13. FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended November 30, 2008, the amount of long-term capital gains designated by the Fund was $73,587,709.

For the fiscal year ended November 30, 2008, 75.75% of total ordinary dividends (including short-term capital gain) paid by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF DIRECTORS OF FEDERATED WORLD INVESTMENT SERIES, INC. AND SHAREHOLDERS OF FEDERATED INTERNATIONAL SMALL-MID COMPANY FUND:

We have audited the accompanying statement of assets and liabilities of Federated International Small-Mid Company Fund (the "Fund") (formerly, Federated International Small Company Fund), one of the portfolios constituting Federated World Investment Series, Inc., including the portfolio of investments, as of November 30, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated International Small-Mid Company Fund, a portfolio of Federated World Investment Series, Inc., at November 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Boston, Massachusetts
January 16, 2009

Board of Directors and Corporation Officers

The Board is responsible for managing the Corporation's business affairs and for exercising all the Corporation's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2008, the Corporation comprised three portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 149 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Corporation Directors and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED DIRECTORS BACKGROUND

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 DIRECTOR Began serving: January 1994	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND DIRECTOR Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT DIRECTORS BACKGROUND

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 DIRECTOR Began serving: November 1994	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 DIRECTOR Began serving: January 1994	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology at Barry University and Blessed Edmund Rice School for Pastoral Ministry.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Nicholas P. Constantakis Birth Date: September 3, 1939 DIRECTOR Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 DIRECTOR Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 DIRECTOR Began serving: January 1994	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 DIRECTOR Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
R. James Nicholson Birth Date: February 4, 1938 DIRECTOR Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.

Thomas M. O'Neill Birth Date: June 14, 1951 DIRECTOR Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank.

John S. Walsh Birth Date: November 28, 1957 DIRECTOR Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 DIRECTOR Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: January 1994	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Began serving: August 2002	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.

Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen F. Auth Birth Date: September 3, 1956 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Evaluation and Approval of Advisory
Contract - May 2008

FEDERATED INTERNATIONAL SMALL-MID COMPANY FUND (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2008. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; and different portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

For the periods ending December 31, 2007, the Fund's performance for the one-year period was above the median of the relevant peer group, and the Fund's performance fell below the median of the relevant peer group for the three-year period. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the Fund's most recently completed fiscal year, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Portfolio Holdings" link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

Federated International Small-Mid Company Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31428U631

39833 (1/09)

Federated is a registered mark of Federated Investors, Inc. 2009 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated International
Value Fund

Established 1998

A Portfolio of Federated World Investment Series, Inc.

ANNUAL SHAREHOLDER REPORT

November 30, 2008

Class A Shares
Class B Shares
Class C Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLES
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF DIRECTORS AND CORPORATION OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights - Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2008	2007	2006	2005		2004
Net Asset Value, Beginning of Period	$26.04	$23.49	$18.22	$16.33		$15.44
Income From Investment Operations:
Net investment income (loss)	0.32 [1]	0.21 [1]	0.53 [1]	0.11	[1]	(0.08	) [1]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(12.22)	2.82	4.83	2.10		2.49
TOTAL FROM INVESTMENT OPERATIONS	(11.90)	3.03	5.36	2.21		2.41
Less Distributions:
Distributions from net investment income	(0.17)	(0.48)	(0.09)	--		--
Distributions from net realized gain on investments and foreign currency transactions	--	--	--	(0.32)		(1.52)
TOTAL DISTRIBUTIONS	(0.17)	(0.48)	(0.09)	(0.32)		(1.52)
Redemption Fees	0.00 [2]	0.00 [2]	0.00 [2]	0.00	[2]	0.00	[2]
Net Asset Value, End of Period	$13.97	$26.04	$23.49	$18.22		$16.33
Total Return [3]	(46.00)%	13.09%	29.51%	13.71%		16.73	% [4]

Ratios to Average Net Assets:
Net expenses	1.65%	1.65%	1.65%	1.95	% [5]	2.47%
Net investment income (loss)	1.45%	0.83%	2.54%	0.65%		(0.54)%
Expense waiver/reimbursement [6]	0.24%	0.08%	0.20%	0.05%		0.10%
Supplemental Data:
Net assets, end of period (000 omitted)	$51,749	$115,052	$86,655	$51,204		$41,732
Portfolio turnover	3%	12%	8%	28%		56%

1 Per share numbers have been calculated using the average shares method.

2 Represents less than $0.01.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

4 During the year, the Fund was reimbursed by the Adviser, which had an impact of 0.07% on the total return.

5 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratio is 1.95% for the year ended November 30, 2005 after taking into account this expense reduction.

6 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2008	2007	2006	2005		2004
Net Asset Value, Beginning of Period	$24.49	$22.14	$17.22	$15.56		$14.89
Income From Investment Operations:
Net investment income (loss)	0.13 [1]	0.02 [1]	0.36 [1]	(0.02	) [1]	(0.18	) [1]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(11.50)	2.66	4.56	2.00		2.37
TOTAL FROM INVESTMENT OPERATIONS	(11.37)	2.68	4.92	1.98		2.19
Less Distributions:
Distributions from net investment income	--	(0.33)	--	--		--
Distributions from net realized gain on investments and foreign currency transactions	--	--	--	(0.32)		(1.52)
TOTAL DISTRIBUTIONS	--	(0.33)	--	(0.32)		(1.52)
Redemption Fees	0.00 [2]	0.00 [2]	0.00 [2]	0.00	[2]	0.00	[2]
Net Asset Value, End of Period	$13.12	$24.49	$22.14	$17.22		$15.56
Total Return [3]	(46.43)%	12.23%	28.57%	12.89%		15.78	% [4]

Ratios to Average Net Assets:
Net expenses	2.40%	2.40%	2.40%	2.70	% [5]	3.22%
Net investment income (loss)	0.64%	0.06%	1.80%	(0.12)%		(1.27)%
Expense waiver/reimbursement [6]	0.24%	0.08%	0.20%	0.05%		0.10%
Supplemental Data:
Net assets, end of period (000 omitted)	$12,837	$46,055	$46,604	$34,834		$35,867
Portfolio turnover	3%	12%	8%	28%		56%

1 Per share numbers have been calculated using the average shares method.

2 Represents less than $0.01.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

4 During the year, the Fund was reimbursed by the Adviser, which had an impact of less than 0.01% on the total return.

5 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratio is 2.70% for the year ended November 30, 2005 after taking into account this expense reduction.

6 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2008	2007	2006	2005		2004
Net Asset Value, Beginning of Period	$24.55	$22.20	$17.27	$15.60		$14.92
Income From Investment Operations:
Net investment income (loss)	0.14 [1]	0.02 [1]	0.36 [1]	(0.01	) [1]	(0.18	) [1]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(11.54)	2.67	4.57	2.00		2.38
TOTAL FROM INVESTMENT OPERATIONS	(11.40)	2.69	4.93	1.99		2.20
Less Distributions:
Distributions from net investment income	--	(0.34)	--	--		--
Distributions from net realized gain on investments and foreign currency transactions	--	--	--	(0.32)		(1.52)
TOTAL DISTRIBUTIONS	--	(0.34)	--	(0.32)		(1.52)
Redemption Fees	0.00 [2]	0.00 [2]	0.00 [2]	0.00	[2]	0.00	[2]
Net Asset Value, End of Period	$13.15	$24.55	$22.20	$17.27		$15.60
Total Return [3]	(46.44)%	12.27%	28.55%	12.92%		15.82	% [4]

Ratios to Average Net Assets:
Net expenses	2.39%	2.39%	2.40%	2.70	% [5]	3.22%
Net investment income (loss)	0.68%	0.09%	1.82%	(0.06)%		(1.26)%
Expense waiver/reimbursement [6]	0.24%	0.08%	0.20%	0.05%		0.10%
Supplemental Data:
Net assets, end of period (000 omitted)	$5,474	$14,662	$11,911	$7,455		$5,498
Portfolio turnover	3%	12%	8%	28%		56%

1 Per share numbers have been calculated using the average shares method.

2 Represents less than $0.01.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

4 During the year, the Fund was reimbursed by the Adviser, which had an impact of less than 0.01% on the total return.

5 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratio is 2.70% for the year ended November 30, 2005 after taking into account this expense reduction.

6 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments and redemption/exchange fees; and (2) ongoing costs, including management fees and, to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2008 to November 30, 2008.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charge (loads) on purchases or redemption payments, or redemption/exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 6/1/2008	Ending Account Value 11/30/2008	Expenses Paid During Period [1]
Actual:
Class A Shares	$1,000	$ 570.70	$ 6.48
Class B Shares	$1,000	$ 568.20	$ 9.41
Class C Shares	$1,000	$ 568.30	$ 9.41
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,016.75	$ 8.32
Class B Shares	$1,000	$1,013.00	$12.08
Class C Shares	$1,000	$1,013.00	$12.08

1 Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.65%
Class B Shares	2.40%
Class C Shares	2.40%

Management's Discussion of Fund Performance

For the one-year reporting period ended November 30, 2008, the fund's total returns based on net asset value were (46.00)% for Class A Shares, (46.43)% for Class B Shares and (46.44)% for Class C Shares. The Morgan Stanley Capital International Europe, Australasia and Far East Value Index (MSCI EAFE Value), returned (48.32)% 1 on a total return basis for the same period. The fund's total return reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the index.

The following discussion will focus on the performance of the fund's Class A Shares.

MARKET OVERVIEW

Market confidence was severely shaken by bank failures in the United States and Europe, as the global financial system suffered a severe credit crisis. 2 The U.S. government intervened on behalf of failing institutions including Citigroup, AIG, Freddie Mac and Fannie Mae. Further, the U.S. government took significant equity stakes in Goldman Sachs, Morgan Stanley, J.P. Morgan, Bank of America and a number of regional banks. The contagion also spread across the Atlantic where European governments were forced to save failing institutions including Fortis, Dexia, Bradford & Bingley, Glitnir, Landsbanki, Kaupthing and Hypo Real Estate. European governments also took significant equity stakes in key financial institutions including Royal Bank of Scotland, Lloyds, HBOS, UBS, Credit Suisse, Credit Agricole, BNP Paribas and Societe Generale. Despite unprecedented stimulus from Central Banks around the world, global markets continued to experience high levels of risk and volatility.

Over the course of the reporting period, investors became increasingly concerned about the possibility of a protracted global recession, as economic data continued to deteriorate. These fears, along with weakened demand in the developed world, effectively reversed the commodity surge. After climbing to record levels in the first half of the year, commodities hit an inflection point in early July and have since fallen precipitously. These price declines have eased concerns over inflation, thus allowing the world's central banks to support financial markets by providing liquidity to the system.

1 The MSCI-EAFE Value is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the United States and Canada, and comprises 21 of the 48 countries in the MSCI universe. The index is unmanaged, and investments cannot be made in an index.

2 International investing involves special risks including currency risk, increased volatility of foreign securities, political risks and differences in auditing and other financial standards.

At the same time, the turnaround in commodity prices mirrored the reversal of the U.S. dollar. After plunging to record lows in the first half of the year, the dollar rebounded strongly against all major foreign currencies except the Japanese yen which benefited from a flight to safety.

By region, the theory of economic decoupling quickly faded as emerging markets were hit hard by falling commodity prices. The MSCI Emerging Market Value Index 3 returned (53.67)%. From a developed market perspective, Japan outperformed its western counterparts in the United States and Europe. The MSCI Japan Value Index 4 was down (31.98)% while the MSCI USA Value Index 5 slid (37.71)% and the MSCI Europe Value Index 6 fell (52.47)%.

FUND PERFORMANCE

The fund's positive relative performance versus its benchmark index came from strong stock selection and a relative underweight in Financials along with overweight positions in Health Care and Consumer Staples. From a regional perspective, the fund benefited from strong stock selection in the United Kingdom and Switzerland.

At the individual security level, the fund benefited most significantly from avoiding underperforming stocks within the MSCI EAFE Value including: Royal Bank of Scotland, a UK bank that lost (88.56)% during the reporting period; BP, a UK-based oil company that fell (29.64)% during the reporting period; and Toyota Motor Corp., a Japanese automaker, which was down (42.42)% during the reporting period.

The fund's relative performance was adversely affected by its underweight positions in Energy, Utilities and Telecommunication Services. On a regional basis, relative underperformance was the result of the fund's underweight position in Japan as well as stock selection in Hong Kong.

Stocks that held back relative performance included: Julius Baer Holdings (3.84% of net assets), a Swiss private banking and asset management firm, which fell (61.13)% during the reporting period, Bayerische Motoren Werk (BMW) , a German automaker, which fell (58.02)% during the reporting period, and Transocean Ltd. , the Cayman Island-domiciled offshore drilling contractor, which slid (51.29)% during the reporting period.

3 The MSCI Emerging Market Value Index measures the value equity market performance of 25 emerging market country indices.

4 The MSCI Japan Value Index measures the value equity market performance of Japan, and consists primarily of stocks that are traded on the Tokyo Stock Exchange.

5 The MSCI US Value Index is constructed of every listed value security in the United States. Securities are free float adjusted, classified in accordance with the Global Industry Classification Standard (GICS®), and screened by size, liquidity and minimum free float.

6 The MSCI Europe Value Index measures the value equity market performance of 16 developed markets in Europe.

GROWTH OF A $10,000 INVESTMENT - CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated International Value Fund (Class A Shares) (the "Fund") from November 30, 1998 to November 30, 2008 compared to the Morgan Stanley Capital International Europe, Australasia and Far East Value Index (MSCI-EAFE Value). 2

Average Annual Total Returns [3] for the Period Ended 11/30/2008
1 Year	(48.98)%
5 Years	(0.16)%
10 Years	3.26%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 5.50%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-EAFE Value has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The MSCI-EAFE Value is not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

3 Total returns quoted reflect all applicable sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated International Value Fund (Class B Shares) (the "Fund") from November 30, 1998 to November 30, 2008 compared to the Morgan Stanley Capital International Europe, Australasia and Far East Value Index (MSCI-EAFE Value). 2

Average Annual Total Returns [3] for the Period Ended 11/30/2008
1 Year	(49.37)%
5 Years	(0.14)%
10 Years	3.21%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 5.50% as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-EAFE Value has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The MSCI-EAFE Value is not adjusted to reflect sales loads, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

3 Total returns quoted reflect all applicable contingent deferred sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated International Value Fund (Class C Shares) (the "Fund") from November 30, 1998 to November 30, 2008 compared to the Morgan Stanley Capital International Europe, Australasia and Far East Value Index (MSCI-EAFE Value). 2

Average Annual Total Returns [3] for the Period Ended 11/30/2008
1 Year	(46.97)%
5 Years	0.22%
10 Years	3.09%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 1.00% as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied to any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-EAFE Value has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The MSCI-EAFE Value is not adjusted to reflect sales loads, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

3 Total returns quoted reflect all applicable contingent deferred sales charges.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Tables

At November 30, 2008, the Fund's portfolio composition 1 was as follows:

Country	Percentage of Total Net Assets
United Kingdom	25.9%
Switzerland	22.1%
France	12.9%
Bermuda	6.9%
Japan	6.8%
Mexico	6.2%
United States	5.5%
Netherlands	3.2%
Germany	2.8%
Italy	2.3%
Spain	1.9%
Canada	1.6%
Hong Kong	1.5%
Cash Equivalents [2]	0.1%
Other Assets and Liabilities--Net [3]	0.3%
TOTAL	100.0%

1 Country allocations are based primarily on the country in which a company is incorporated. However, the Fund's adviser may allocate a company to a country based on other factors such as location of the company's principal office, the location of the principal trading market for the company's securities or the country where a majority of the company's revenues are derived.

2 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.

3 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

At November 30, 2008, the Fund's sector classification composition 4 was as follows:

Sector Classification	Percentage of Total Net Assets
Financials	32.6%
Consumer Discretionary	19.3%
Consumer Staples	14.6%
Health Care	8.7%
Industrials	7.4%
Energy	6.0%
Materials	4.2%
Telecommunication Services	3.4%
Other Securities [5]	3.4%
Cash Equivalents [2]	0.1%
Other Assets and Liabilities--Net [3]	0.3%
TOTAL	100.0%

4 Except for Other Securities, Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual securities assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

5 Other Securities consists of an exchange-traded fund.

Portfolio of Investments

November 30, 2008

Shares			Value in U.S. Dollars
		COMMON STOCKS--96.2%
		Automobiles & Components--2.8%
78,945		Bayerische Motoren Werke AG	$1,988,938
		Banks--9.9%
22,770		BNP Paribas SA	1,261,928
158,423		Banco Santander Central Hispano, SA	1,302,532
350,250		HSBC Holdings PLC	3,763,964
245,898		Unicredito Italiano SpA	565,176
		TOTAL	6,893,600
		Commercial & Professional Services--4.6%
67,142		Adecco SA	1,992,116
370,050		Michael Page International PLC	1,229,727
		TOTAL	3,221,843
		Consumer Durables & Apparel--3.1%
66,383		Compagnie Financiere Richemont AG	1,159,938
25,700		Tod's SpA	1,031,050
		TOTAL	2,190,988
		Consumer Services--2.7%
29,254		Accor SA	1,126,741
92,115		InterContinental Hotels Group PLC	753,134
		TOTAL	1,879,875
		Diversified Financials--15.4%
68,152		Credit Suisse Group AG	2,000,699
204,044		Invesco PLC	2,560,752
76,120		Janus Capital Group, Inc.	620,378
81,456		Julius Baer Holding Ltd., Zurich, Class B	2,691,330
162,600		Schroders PLC	2,132,780
60,810		UBS AG	766,181
		TOTAL	10,772,120
Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Energy--6.0%
37,600		Tidewater, Inc.	$1,484,448
18,000		Total SA, Class B	944,362
26,341	[1]	Transocean Sedco Forex, Inc.	1,761,686
		TOTAL	4,190,496
		Food, Beverage & Tobacco--13.0%
222,908		Cadbury Schweppes PLC	1,892,996
177,091		Diageo PLC	2,485,978
24,958		Heineken NV	688,615
78,750		Nestle SA	2,848,942
20,640		Pernod-Ricard	1,218,818
		TOTAL	9,135,349
		Household & Personal Products--1.6%
13,500		L'Oreal SA	1,090,649
		Insurance--5.9%
68,118		AXA	1,303,806
56,714		Sun Life Financial Services of Canada	1,145,056
72,500		Willis Group Holdings Ltd.	1,672,575
		TOTAL	4,121,437
		Materials--4.2%
45,310		Akzo Nobel NV	1,547,831
2,150		Givaudan SA	1,411,909
		TOTAL	2,959,740
		Media--9.7%
41,300		Asatsu, Inc.	952,385
161,600		Grupo Televisa SA, GDR	2,401,376
73,031		Vivendi SA	2,069,718
249,752		WPP PLC	1,396,557
		TOTAL	6,820,036
Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Pharmaceuticals, Biotechnology & Life Sciences--8.7%
119,966		GlaxoSmithKline PLC	$2,082,133
55,820		Novartis AG	2,609,644
29,200		Takeda Pharmaceutical Co., Ltd.	1,411,124
		TOTAL	6,102,901
		Real Estate--1.5%
132,086		Sun Hung Kai Properties	1,036,652
		Retailing--0.9%
76,269		Signet Jewelers Ltd.	597,186
		Telecommunication Services--3.4%
1,224,673		Vodafone Group PLC	2,397,050
		Transportation--2.8%
70,800		Grupo Aeroportuario del Sureste SAB de CV, Class B, ADR	1,968,240
		TOTAL COMMON STOCKS (IDENTIFIED COST $82,944,333)	67,367,100
		EXCHANGE-TRADED FUND--3.4%
277,015		iShares MSCI Japan (IDENTIFIED COST $2,674,734)	2,398,950
		MUTUAL FUND--0.1%
99,384	[2,3]	Prime Value Obligations Fund, Institutional Shares, 2.35% (AT NET ASSET VALUE)	99,384
		TOTAL INVESTMENTS--99.7% (IDENTIFIED COST $85,718,451) [4]	69,865,434
		OTHER ASSETS AND LIABILITIES - NET--0.3% [5]	194,474
		TOTAL NET ASSETS--100%	$70,059,908

1 Non-income producing security.

2 Affiliated company.

3 7-Day net yield.

4 Also represents cost for federal tax purposes.

5 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at November 30, 2008.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1--quoted prices in active markets for identical securities

Level 2--other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3--significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of November 30, 2008, in valuing the Fund's assets carried at fair value:

Valuation Inputs	Investments in Securities
Level 1--Quoted Prices	$16,710,031
Level 2--Other Significant Observable Inputs	$53,155,403
Level 3--Significant Unobservable Inputs	--
TOTAL	$69,865,434

The following acronyms are used throughout this portfolio:

ADR	--American Depositary Receipt
GDR	--Global Depository Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

November 30, 2008

Assets:
Total investments in securities, at value including $99,384 of investments in an affiliated issuer (Note 5) (identified cost $85,718,451)		$69,865,434
Cash		164
Cash denominated in foreign currencies (identified cost $74,197)		63,658
Income receivable		364,670
Receivable for shares sold		27,738
TOTAL ASSETS		70,321,664
Liabilities:
Payable for shares redeemed	$96,016
Payable for custodian fees	12,432
Payable for transfer and dividend disbursing agent fees and expenses	56,038
Payable for auditing fees	26,500
Payable for portfolio accounting fees	7,493
Payable for distribution services fee (Note 5)	11,600
Payable for shareholder services fee (Note 5)	20,734
Payable for share registration costs	12,082
Payable for printing and postage	7,513
Accrued expenses	11,348
TOTAL LIABILITIES		261,756
Net assets for 5,097,912 shares outstanding		$70,059,908
Net Assets Consist of:
Paid-in capital		$94,957,729
Net unrealized depreciation of investments and translation of assets and liabilities in foreign currency		(15,880,023)
Accumulated net realized loss on investments and foreign currency transactions		(10,454,946)
Undistributed net investment income		1,437,148
TOTAL NET ASSETS		$70,059,908
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($51,748,674 ÷ 3,703,543 shares outstanding), $0.001 par value, 100,000,000 shares authorized		$13.97
Offering price per share (100/94.50 of $13.97) [1]		$14.78
Redemption proceeds per share (98.00/100 of $13.97) [1]		$13.69
Class B Shares:
Net asset value per share ($12,836,963 ÷ 978,169 shares outstanding), $0.001 par value, 100,000,000 shares authorized		$13.12
Offering price per share		$13.12
Redemption proceeds per share (92.50/100 of $13.12) [1]		$12.14
Class C Shares:
Net asset value per share ($5,474,271 ÷ 416,200 shares outstanding), $0.001 par value, 100,000,000 shares authorized		$13.15
Offering price per share		$13.15
Redemption proceeds per share (97.00/100 of $13.15) [1]		$12.76

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended November 30, 2008

Investment Income:
Dividends (including $41,745 received from an affiliated issuer (Note 5) and net of foreign taxes withheld of $316,112)			$4,126,556
Interest			3,230
TOTAL INCOME			4,129,786
Expenses:
Investment adviser fee (Note 5)		$1,337,728
Administrative personnel and services fee (Note 5)		230,000
Custodian fees		60,332
Transfer and dividend disbursing agent fees and expenses		344,714
Directors'/Trustees' fees		4,921
Auditing fees		28,000
Legal fees		15,896
Portfolio accounting fees		64,524
Distribution services fee--Class B Shares (Note 5)		224,446
Distribution services fee--Class C Shares (Note 5)		79,198
Shareholder services fee--Class A Shares (Note 5)		229,196
Shareholder services fee--Class B Shares (Note 5)		74,815
Shareholder services fee--Class C Shares (Note 5)		25,108
Account administration fee--Class A Shares		910
Account administration fee--Class C Shares		172
Share registration costs		49,161
Printing and postage		46,750
Insurance premiums		3,775
Taxes		10,806
Miscellaneous		5,225
TOTAL EXPENSES		2,835,677
Waivers and Reimbursement (Note 5):
Waiver/reimbursement of investment adviser fee	$(278,796)
Waiver of administrative personnel and services fee	(43,662)
TOTAL WAIVERS AND REIMBURSEMENT		(322,458)
Net expenses			2,513,219
Net investment income			1,616,567
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions			(753,758)
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			(70,803,577)
Net realized and unrealized loss on investments and foreign currency transactions			(71,557,335)
Change in net assets resulting from operations			$(69,940,768)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended November 30	2008	2007
Increase (Decrease) in Net Assets
Operations:
Net investment income	$1,616,567	$936,136
Net realized gain (loss) on investments and foreign currency transactions	(753,758)	7,297,621
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	(70,803,577)	10,988,387
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(69,940,768)	19,222,144
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(758,845)	(1,797,058)
Class B Shares	--	(684,766)
Class C Shares	--	(188,074)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(758,845)	(2,669,898)
Share Transactions:
Proceeds from sale of shares	23,193,597	54,633,647
Net asset value of shares issued to shareholders in payment of distributions declared	692,355	2,404,801
Cost of shares redeemed	(58,898,070)	(42,994,929)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(35,012,118)	14,043,519
Redemption Fees	1,549	4,743
Change in net assets	(105,710,182)	30,600,508
Net Assets:
Beginning of period	175,770,090	145,169,582
End of period (including undistributed net investment income of $1,437,148 and $758,413, respectively)	$70,059,908	$175,770,090

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

November 30, 2008

1. ORGANIZATION

Federated World Investment Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Corporation consists of three portfolios. The financial statements included herein are only those of Federated International Value Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide long-term growth of capital.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price on their principal exchange or market.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Shares of other mutual funds are valued based upon their reported NAVs.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board of Directors (the "Directors").
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Directors.
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Directors have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities and mortgage-backed securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Directors.

The Directors also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Directors have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Directors.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as distribution services, shareholder services and account administration fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. The Fund adopted the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes" on December 1, 2007. As of and during the year ended November 30, 2008, the Fund did not have a liability for any unrecognized tax expenses. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of November 30, 2008, tax years 2005 through 2008 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America, the state of Maryland and the commonwealth of Pennsylvania.

Withholding taxes and where appropriate, deferred withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

Other Taxes

As an open-end management investment company incorporated in the state of Maryland but domiciled in the commonwealth of Pennsylvania, the Fund is subject to the Pennsylvania Franchise Tax. This franchise tax is assessed annually on the value of the Fund, as represented by average net assets for the tax year.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis.

3. CAPITAL STOCK

The following tables summarize capital stock activity:

Year Ended November 30	2008		2007
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	893,778	$20,437,095	1,493,571	$37,608,471
Shares issued to shareholders in payment of distributions declared	27,066	692,355	69,929	1,653,127
Shares redeemed	(1,634,828)	(33,967,885)	(834,219)	(21,152,509)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(713,984)	$(12,838,435)	729,281	$18,109,089

Year Ended November 30	2008		2007
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	84,437	$1,840,218	524,830	$12,466,175
Shares issued to shareholders in payment of distributions declared	--	--	26,727	598,136
Shares redeemed	(986,742)	(20,315,760)	(775,988)	(18,549,403)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(902,305)	$(18,475,542)	(224,431)	$(5,485,092)

Year Ended November 30	2008		2007
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	48,256	$916,284	190,602	$4,559,001
Shares issued to shareholders in payment of distributions declared	--	--	6,845	153,538
Shares redeemed	(229,372)	(4,614,425)	(136,634)	(3,293,017)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(181,116)	$(3,698,141)	60,813	$1,419,522
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(1,797,405)	$(35,012,118)	565,663	$14,043,519

Redemption Fees

The Fund imposes a 2.00% redemption fee to shareholders of the Fund's Class A Shares, Class B Shares and Class C Shares who redeem shares held for 30 days or less. Shares acquired by reinvestment of dividends or distributions of the Fund, or purchased pursuant to the Systematic Investment Program or withdrawn pursuant to the Systematic Withdrawal Program, will not be subject to the redemption fee. All redemption fees are recorded by the Fund as additions to paid-in-capital. For the year ended November 30, 2008, the redemption fees for Class A Shares, Class B Shares and Class C Shares amounted to $1,085, $343 and $121, respectively. For the year ended November 30, 2007, the redemption fees for Class A Shares, Class B Shares and Class C Shares amounted to $2,957, $1,389 and $397, respectively.

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to foreign currency transactions.

For the year ended November 30, 2008, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses)
$(178,987)	$178,987

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2008 and 2007, was as follows:

	2008	2007
Ordinary income	$758,845	$2,669,898

As of November 30, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,437,148
Net unrealized depreciation	$(15,880,023)
Capital loss carryforwards	$10,454,945

At November 30, 2008, the cost of investments for federal tax purposes was $85,718,451. The net unrealized depreciation of investments for federal tax purposes excluding any unrealized depreciation resulting from changes in foreign currency exchange rates was $15,853,017. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $7,841,336 and net unrealized depreciation from investments for those securities having an excess of cost over value of $23,694,353.

At November 30, 2008, the Fund had a capital loss carryforward of $10,454,945 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2009	$9,862,709
2010	$ 27,090
2016	$ 565,146

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Global Investment Management Corp. is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 1.00% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended November 30, 2008, the Adviser voluntarily waived $277,835 of its fee.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended November 30, 2008, the net fee paid to FAS was 0.139% of average daily net assets of the Fund. FAS waived $43,662 of its fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended November 30, 2008, FSC retained $6,427 of fees paid by the Fund.

For the year ended November 30, 2008, the Fund's Class A Shares did not incur a distribution services fee.

Sales Charges

For the year ended November 30, 2008, FSC retained $9,588 in sales charges from the sale of Class A Shares. FSC also retained $68 of contingent deferred sales charges relating to redemptions of Class A Shares and $2,116 relating to redemptions of Class C Shares. See "What Do Shares Cost?" in the Prospectus.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended November 30, 2008, FSSC did not receive any fees paid by the Fund.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (as shown in the financial highlights) paid by the Fund's Class A Shares, Class B Shares and Class C Shares (after the voluntary waivers and reimbursements) will not exceed 1.80%, 2.55% and 2.55%, respectively, for the fiscal year ending November 30, 2009. Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through January 31, 2010.

General

Certain of the Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended November 30, 2008, the Adviser reimbursed $961. Transactions with the affiliated company during the year ended November 30, 2008 were as follows:

Affiliate	Balance of Shares Held 11/30/2007	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 11/30/2008	Value	Dividend Income
Prime Value Obligations Fund, Institutional Shares	4,856,493	19,721,581	24,478,690	99,384	$99,384	$41,745

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2008, were as follows:

Purchases	$3,573,926
Sales	$33,152,829

7. CONCENTRATION OF RISK

The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

The Fund may invest a portion of its assets in securities of companies that are deemed by the Fund's management to be classified in similar business sectors. Economic developments may have an effect on the liquidity and volatility of the portfolio securities.

8. LINE OF CREDIT

The Fund participates in a $75,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with State Street Corporation. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.50% over the federal funds rate. As of November 30, 2008, there were no outstanding loans. During the year ended November 30, 2008, the Fund did not utilize the LOC.

9. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of November 30, 2008, there were no outstanding loans. During the year ended November 30, 2008, the program was not utilized.

10. LEGAL PROCEEDINGS

Since October 2003, Federated Investors, Inc. and related entities (collectively, "Federated") and various Federated funds ("Federated Funds") have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General ("NYAG") and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds and their respective counsel have been defending this litigation and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares or other adverse consequences for the Federated Funds.

11. RECENT ACCOUNTING PRONOUNCEMENTS

In March 2008, FASB released Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities'' (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of adopting FAS 161 and its impact on the financial statements and the accompanying notes.

12. FEDERAL TAX INFORMATION (UNAUDITED)

For the fiscal year ended November 30, 2008, 100% of total income distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Of the ordinary income distributions made by the Fund during the year ended November 30, 2008, 5.62% qualify for the dividend received deduction available to corporate shareholders.

If the Fund meets the requirements of Section 853 of the Internal Revenue Code of 1986, as amended, the Fund will pass through to its shareholders credits for foreign taxes paid.

For the fiscal year ended November 30, 2008, the Fund derived $3,437,603 of gross income from foreign sources and paid foreign taxes of $315,393.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF DIRECTORS OF FEDERATED WORLD INVESTMENT SERIES, INC. AND SHAREHOLDERS OF FEDERATED INTERNATIONAL VALUE FUND:

We have audited the accompanying statement of assets and liabilities of Federated International Value Fund (the "Fund"), one of the portfolios constituting Federated World Investment Series, Inc., including the portfolio of investments, as of November 30, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated International Value Fund, a portfolio of Federated World Investment Series, Inc., at November 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Boston, Massachusetts
January 16, 2009

Board of Directors and Corporation Officers

The Board is responsible for managing the Corporation's business affairs and for exercising all the Corporation's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2008, the Corporation comprised three portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 149 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Corporation Directors and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED DIRECTORS BACKGROUND

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 DIRECTOR Began serving: January 1994	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND DIRECTOR Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT DIRECTORS BACKGROUND

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 DIRECTOR Began serving: November 1994	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 DIRECTOR Began serving: January 1994	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology at Barry University and Blessed Edmund Rice School for Pastoral Ministry.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Nicholas P. Constantakis Birth Date: September 3, 1939 DIRECTOR Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 DIRECTOR Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 DIRECTOR Began serving: January 1994	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 DIRECTOR Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
R. James Nicholson Birth Date: February 4, 1938 DIRECTOR Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.

Thomas M. O'Neill Birth Date: June 14, 1951 DIRECTOR Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank.

John S. Walsh Birth Date: November 28, 1957 DIRECTOR Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
James F. Will Birth Date: October 12, 1938 DIRECTOR Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: January 1994	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Began serving: August 2002	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.

Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Stephen F. Auth Birth Date: September 3, 1956 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Evaluation and Approval of Advisory Contract-May 2008

FEDERATED INTERNATIONAL VALUE FUND (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2008. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds ( e.g. , institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; and different portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

The Fund's performance fell below the median of the relevant peer group for both the one- and three-year periods ending December 31, 2007. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the Fund's most recently completed fiscal year, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Portfolio Holdings" link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

Federated International Value Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31428U847
Cusip 31428U839
Cusip 31428U821

G02455-03 (1/09)

Federated is a registered mark of Federated Investors, Inc. 2009 (c)Federated Investors, Inc.

Item 2.                      Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) Not Applicable

(d) Not Applicable

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics.  To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   Thomas G. Bigley, Nicholas P. Constantakis and Charles F. Mansfield, Jr.

Item 4.                      Principal Accountant Fees and Services

(a)                      Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2008 - $84,300

Fiscal year ended 2007 - $106,000

(b)                      Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2008 - $0

Fiscal year ended 2007 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $2,171 respectively.  Fiscal year ended 2007- Fee for review of N-14 merger documents.

(c)                       Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2008 - $0

Fiscal year ended 2007 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d)                      All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2008 - $0

Fiscal year ended 2007 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $29,180 respectively.  Fiscal year ended 2007- Service fee for analysis of potential Passive Foreign Investment Company holdings and discussion on accounting related to swaps.

(e)(1)                      Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence.  Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee.  Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee.  The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.  The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services.  The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations.  The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman.  The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting.  The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee.  The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide.  The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor.  The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence.  However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)
The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)
Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant  at the time of the engagement to be non-audit services; and

(3)
Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee.  Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2)                      Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2008 – 0%

Fiscal year ended 2007 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2008 – 0%

Fiscal year ended 2007 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2008 – 0%

Fiscal year ended 2007 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:
Fiscal year ended 2008 - $148,071

Fiscal year ended 2007 - $208,210

(h)                      The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5.                      Audit Committee of Listed Registrants

Not Applicable

Item 6.                      Schedule of Investments

Not Applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.                      Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11.                      Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.                      Exhibits

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	Federated World Investment Series, Inc.

By	/S/ Richard A. Novak
Richard A. Novak
Principal Financial Officer
Date	January 21, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ J. Christopher Donahue
J. Christopher Donahue
Principal Executive Officer
Date	January 21, 2009

By	/S/ Richard A. Novak
Richard A. Novak
Principal Financial Officer
Date	January 21, 2009